[GRAPHIC OMITTED]

                                     SAXON

                           BANC OF AMERICA SECURITIES

--------------------------------------------------------------------------------
RMBS NEW ISSUE TERM SHEET

$470,000,000  CERTIFICATES (APPROXIMATE)

SAXON ASSET SECURITIES TRUST 2001-1
MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 2001-1
Offered Classes:  AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1,
                  AV-1, MV-1, MV-2, BV-1, & A-IO

SAXON ASSET SECURITIES COMPANY
Depositor

SAXON MORTGAGE INC.
Seller and Master Servicer

MERITECH MORTGAGE SERVICES, INC.
Servicer

MARCH 13, 2001


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                              GROUP I CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------
                                                           TO MATURITY:
----------------------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                                 Expected       Last
                Expected                              Expected   Principal   Scheduled             Expected Ratings
              Approximate      Interest   Principal     WAL       Window    Distribution  ----------------------------------
   Class          Size*          Type        Type      (yrs)       (mos)        Date           Moody's            Fitch
----------------------------------------------------------------------------------------------------------------------------
AF-1           75,500,000        Fixed       SEQ        0.90       1-19       2/25/16           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-2           39,700,000        Fixed       SEQ        2.00       19-30      2/25/16           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-3           37,200,000        Fixed       SEQ        3.00       30-45      5/25/16           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-4           33,100,000        Fixed       SEQ        5.00       45-82      3/25/26           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-5**         21,824,000        Fixed       SEQ        11.38      82-190     12/25/30          Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-6           27,000,000        Fixed       NAS        6.71       37-179     2/25/16           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
MF-1**         16,068,000        Fixed       MEZ        6.71       37-179     7/25/30           Aa2               AA
----------------------------------------------------------------------------------------------------------------------------
MF-2**         11,382,000        Fixed       MEZ        6.59       37-164     2/25/30            A2                A
----------------------------------------------------------------------------------------------------------------------------
BF-1**          6,026,000        Fixed       SUB        6.27       37-134     12/25/28          Baa2              BBB
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                         TO CALL:
----------------------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                                 Expected       Last
                Expected                              Expected   Principal   Scheduled             Expected Ratings
              Approximate      Interest   Principal     WAL       Window    Distribution  ----------------------------------
   Class          Size*          Type        Type      (yrs)       (mos)        Date           Moody's            Fitch
----------------------------------------------------------------------------------------------------------------------------
AF-1           75,500,000        Fixed       SEQ        0.90       1-19       2/25/16           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-2           39,700,000        Fixed       SEQ        2.00       19-30      2/25/16           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-3           37,200,000        Fixed       SEQ        3.00       30-45      5/25/16           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-4           33,100,000        Fixed       SEQ        5.00       45-82      3/25/26           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-5**         21,824,000        Fixed       SEQ        7.85       82-95      7/25/29           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
AF-6           27,000,000        Fixed       NAS        6.40       37-95      2/25/16           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
MF-1**         16,068,000        Fixed       MEZ        5.84       37-95      7/25/29           Aa2               AA
----------------------------------------------------------------------------------------------------------------------------
MF-2**         11,382,000        Fixed       MEZ        5.84       37-95      7/25/29            A2                A
----------------------------------------------------------------------------------------------------------------------------
BF-1**          6,026,000        Fixed       SUB        5.84       37-95      12/25/28          Baa2              BBB
----------------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%. ** Priced to call.
--------------------------------------------------------------------------------
STRUCTURE:
(1) The Group I Certificates will be backed primarily by the Group I Mortgage Loans.
(2) After the Clean-Up Call Date, the coupon on the Class AF-5, Class MF-1, Class MF-2 and Class BF-1 Certificates will increase by 50 bps per annum.
(3)  It is expected that all classes will be subject to a Maximum Rate.
(4) Classes MF-1, MF-2, and BF-1 are not expected to receive principal payments prior to the Step-down Date.
--------------------------------------------------------------------------------
                                 PRICING SPEED:
--------------------------------------------------------------------------------
FIXED-RATE MORTGAGE LOANS   100% FRM PPC

                            100% FRM PPC assumes that prepayments start at 2% CPR in month one, increase by approximately 2.22% each month to 22% CPR in month ten, and remain at 22% CPR thereafter.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                              GROUP II CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------
                                                           TO MATURITY:
----------------------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                                 Expected       Last
                Expected                              Expected   Principal   Scheduled             Expected Ratings
              Approximate      Interest   Principal     WAL       Window    Distribution  ----------------------------------
   Class          Size*          Type        Type      (yrs)       (mos)        Date           Moody's            Fitch
----------------------------------------------------------------------------------------------------------------------------
AV-1**        169,847,000        Float     SEN P/T      2.60       1-155      3/25/31           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
MV-1**         15,671,000        Float       MEZ        4.81       39-128     2/25/31           Aa2               AA
----------------------------------------------------------------------------------------------------------------------------
MV-2**         11,121,000        Float       MEZ        4.70       37-114     1/25/31            A2                A
----------------------------------------------------------------------------------------------------------------------------
BV-1            5,561,000        Float       SUB        4.53       37-95      10/25/30          Baa2              BBB
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                         TO CALL:
----------------------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                                 Expected       Last
                Expected                              Expected   Principal   Scheduled             Expected Ratings
              Approximate      Interest   Principal     WAL       Window    Distribution  ----------------------------------
   Class          Size*          Type        Type      (yrs)       (mos)        Date           Moody's            Fitch
----------------------------------------------------------------------------------------------------------------------------
AV-1**        169,847,000        Float     SEN P/T      2.54       1-95       7/25/29           Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
MV-1**         15,671,000        Float       MEZ        4.68       39-95      7/25/29           Aa2               AA
----------------------------------------------------------------------------------------------------------------------------
MV-2**         11,121,000        Float       MEZ        4.64       37-95      7/25/29            A2                A
----------------------------------------------------------------------------------------------------------------------------
BV-1            5,561,000        Float       SUB        4.53       37-95      7/25/29           Baa2              BBB
----------------------------------------------------------------------------------------------------------------------------
* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%. ** Priced to call.

--------------------------------------------------------------------------------
STRUCTURE:
(1) The Group II Certificates will be backed primarily by the Group II Mortgage Loans.
(2) After the Clean-Up Call Date, the margin on the Class AV-1 Certificates will increase to 2 times the initial margin; the margin on the Class MV-1 and Class MV-2 Certificates will increase to 1.5 times their initial margin.
(3) All classes of Group II Certificates are subject to the Group II Available Funds Cap.
(4) Classes MV-1, MV-2 and BV-1 are not expected to receive principal payments prior to the Step-down Date.
--------------------------------------------------------------------------------
                                 PRICING SPEED:
--------------------------------------------------------------------------------
ADJUSTABLE-RATE MORTGAGE    100% ARM PPC
LOANS
                            100% ARM PPC assumes that prepayments start at 4%
                            CPR in month one, increase by approximately 1.4762%
                            each month to 35% CPR in month 22, and remain at 35%
                            CPR thereafter.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                I/O CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------
                                                           TO MATURITY:
----------------------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                                 Expected       Last
                Expected                              Expected   Principal   Scheduled             Expected Ratings
              Approximate      Interest   Principal     WAL       Window    Distribution  ----------------------------------
   Class          Size*          Type        Type      (yrs)       (mos)        Date           Moody's            Fitch
----------------------------------------------------------------------------------------------------------------------------
A-IO          107,040,000        Fixed     Notional     2.05       1-31       10/25/03          Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------


                  EXPECTED CLASS A-IO NOTIONAL AMOUNT SCHEDULE

--------------------------------------------------------------------------------
There will be a AAAr/AAA rated interest-only class (Class A-IO), offered solely by BAS, relating to Loan Groups I and II with a coupon of 6.0% for the first 31 months and 0.0% for all months thereafter. The notional amount of Class A-IO is equal to the lesser of (i) the sum of the aggregate principal balance of the mortgage loans in Loan Groups I and II and (ii) the following schedule:

         PERIOD        TOTAL NOTIONAL AMOUNT     FIX COMPONENT     ARM COMPONENT
         ------        ---------------------     -------------     -------------
          1 - 3             107,040,000           73,040,000         34,000,000
          4 - 6             107,040,000           73,040,000         34,000,000
          7 - 9             103,040,000           73,040,000         30,000,000
         10 - 12            103,040,000           73,040,000         30,000,000
         13 - 15             98,040,000           73,040,000         25,000,000
         16 - 18             98,040,000           73,040,000         25,000,000
         19 - 21             81,740,000           56,740,000         25,000,000
         22 - 24             61,680,000           42,680,000         19,000,000
         25 - 27             57,640,000           38,640,000         19,000,000
         28 - 31             49,640,000           34,640,000         15,000,000
   32 and thereafter                  0                    0                  0
--------------------------------------------------------------------------------


CONTACT: BANC OF AMERICA SECURITIES LLC

         MORTGAGE TRADING/SYNDICATE   (704) 386-7744    (704) 335-5904 (Fax)
         Chris Hentemann              (chrishe@ncmi.com)
         Alex Cha                     (alex.i.cha@bankofamerica.com)
         David Nagle                  (david.w.nagle@bankofamerica.com)

         MORTGAGE FINANCE             (704) 388-9668(Fax)
         Shahid Quraishi              (704) 388-9399
                                      (shahid.h.quraishi@bankofamerica.com)
         Paul Scialabba               (704) 388-8737
                                      (paul.c.scialabba@bankofamerica.com)
         Reggie de Villiers           (704) 387-0170
                                      (reggie.c.devilliers@bankofamerica.com)

         STRUCTURING
         Peter Faigl                  (704) 388-8245
                                      (peter.q.faigl@bankofamerica.com)
         Adam Webb                    (704) 387-0958
                                      (adam.x.webb@bankofamerica.com)


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS


TITLE OF SECURITIES:                 Mortgage Loan Asset Backed Certificates,
                                     Series 2001-1


OFFERED CERTIFICATES:                Group I Certificates: Classes AF-1, AF-2,
                                     AF-3, AF-4, AF-5, AF-6 ("Class AF
                                     Certificates"), Class MF-1 and Class MF-2
                                     ("Class MF Certificates") and Class BF-1
                                     Certificates ("Class BF Certificates").

                                     Group II Certificates: Class AV-1 ("Class
                                     AV Certificates"), Class MV-1 and Class
                                     MV-2 ("Class MV Certificates") and Class
                                     BV-1 Certificates ("Class BV
                                     Certificates").

                                     I/O Certificates:  Class A-IO.

NON-OFFERED CERTIFICATES:            Class P-1, Class P-2, Class P-3 and Class
                                     P-4 ("Class P Certificates"), Class C and
                                     Class R.

SELLER AND MASTER SERVICER:          Saxon Mortgage, Inc.

TRUSTEE:                             Bankers Trust Company

RATING AGENCIES:                     Moody's Investors Service (Moody's) and
                                     Fitch IBCA ("Fitch").

LEAD MANAGER:                        Banc of America Securities LLC


CO-MANAGERS:                         Credit Suisse First Boston, Greenwich
                                     Capital Markets Inc. and Merrill Lynch &
                                     Co.

CLOSING DATE:                        On or about March 29, 2001.

ACCRUED INTEREST:                    All Offered Certificates, except for the
                                     Group II Certificates, will settle with
                                     accrued interest. The Group II Certificates will settle with no accrued interest.

DISTRIBUTION DATES:                  The 25th of each month, or if such day is
                                     not a business day, the next succeeding
                                     business day, beginning on April 25, 2001.

RECORD DATE:                         With respect to the Offered Certificates,
                                     other than the Group II Certificates, the last business day in the month preceding the applicable Distribution Date. For the Group II Certificates, the last business day preceding the Distribution Date.

STATISTICAL CUT-OFF DATE:            The close of business on March 1, 2001.

PAYMENT DELAY:                       With respect to the Offered Certificates,
                                     other than the Group II Certificates, 24 days and with respect to the Group II
                                     Certificates, 0 days.

DAY COUNT:                           With respect to the Offered Certificates,
                                     other than the Group II Certificates,
                                     30/360 and with respect to the Group II
                                     Certificates, Actual/360.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


SERVICING FEES:                      Approximately 0.56% of the aggregate
                                     principal balance of the mortgage loans in Group I and approximately 0.55% of the aggregate principal balance of the mortgage loans in Group II (including the master servicing fee).

CLEAN-UP CALL DATE:                  Any Distribution Date on or after which the
                                     aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-Off Date ("Cut-Off
                                     Balance") plus the Prefunding Amount.

DENOMINATION:                        $1,000 in original principal amount and
                                     integral multiples.

SMMEA ELIGIBILITY:                   Only the Class AV-1 and Class MV-1
                                     Certificates will be SMMEA eligible. The remaining Certificates will NOT be SMMEA eligible. ERISA ELIGIBILITY: All of the Certificates are expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor unless conditions of the exemption under the control of the investor are not met. All of the Certificates are expected to be ERISA eligible as long as they remain in the four highest rating categories. A fiduciary of any employee benefit plan subject to ERISA should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction. All other
                                     Certificates will NOT be ERISA eligible.

TAX STATUS:                          The Offered Certificates will be designated
                                     as regular interests in a REMIC and, as
                                     such, will be treated as debt instruments of a REMIC for federal income tax purposes.

INITIAL MORTGAGE LOAN POOL:          o   The collateral information presented in
                                         the term sheet regarding the Mortgage
                                         Pool is based on the Initial Mortgage
                                         Loans as of the Statistical Cut-Off
                                         Date.

                                     o   Consists of fixed and adjustable rate
                                         closed-end mortgage loans, which accrue
                                         interest on an actuarial basis and are
                                         secured by 1st and 2nd lien, level pay
                                         and balloon mortgages on primarily 1-4
                                         family properties.

                                     o   The Mortgage Loan Pool will be divided
                                         into two Loan Groups:

                                         - Loan Group I:  Consists of mortgage
                                                          loans which accrue
                                                          interest at a
                                                          fixed-rate.
                                         - Loan Group II: Consists of mortgage
                                                          loans which accrue
                                                          interest at an
                                                          adjustable-rate.

                                     o   For collateral statistics please see
                                         the "Description of the Expected
                                         Collateral" below.

                                     o   Between the Statistical Cut-Off Date
                                         and the Closing Date the Seller expects
                                         to designate additional mortgage loans
                                         for deposit in each Mortgage Loan
                                         Group.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PREFUNDING AMOUNT:                   At closing the Seller will deposit up to
                                     the difference between $470,000,000 and the sum of the aggregate principal balances of the Initial Mortgage Loans plus the additional mortgage loans as of the Cut-Off
                                     Date into two prefunding accounts to be
                                     used to acquire additional mortgage loans from the Seller during the prefunding period. At closing the Seller will also deposit funds into a Capitalized Interest
                                     Account to cover interest shortfalls during the prefunding period due to the prefunding feature. The prefunding period terminates on the close of business May 29, 2001.

MONTHLY SERVICER ADVANCES:           The Servicer is required to advance
                                     scheduled principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance which the Servicer deems to be nonrecoverable.

PREPAYMENT INTEREST SHORTFALL:       For any Distribution Date, with respect to
                                     any mortgage loan prepaid in full during a prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the servicer with respect to the mortgage loan, in each case net of the servicing fee.

SERVICER OBLIGATIONS FOR PREPAYMENT  The Servicer will be obligated to pay from
INTEREST SHORTFALLS:                 its own funds Prepayment Interest
                                     Shortfalls for any prepayment in full on a mortgage loan, but only to the extent of the Servicing Fee for the related due period.

TRIGGER EVENT:                       For the Group I Certificates on any
                                     Distribution Date after the Stepdown Date, exists if the 60+ day delinquency percentage (including loans in
                                     [bankruptcy], foreclosure, or REO) is
                                     greater than [50%] of the senior
                                     enhancement percentage for the Group I
                                     Certificates.

                                     For the Group II Certificates on any
                                     Distribution Date after the Stepdown Date, exists if the 60+ day delinquency percentage (including loans in [bankruptcy], foreclosure, or REO) is greater than [50%] of the senior enhancement percentage for the Group II Certificates.

PLEDGED PREPAYMENT PENALTY           The interest collections from each loan
CASHFLOW:                            group will be supplemented by 60% of the
                                     maximum contractual prepayment penalty
                                     cashflow from the loans in the related
                                     group.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT

EXPECTED CREDIT ENHANCEMENT:         Credit enhancement for the structure is
                                     provided by excess interest (including
                                     Pledged Prepayment Penalty Cashflow),
                                     overcollateralization and subordination.

                                     CLASS AF CREDIT ENHANCEMENT

                                     (1) Subordination of Class MF and Class BF
                                         Certificates, totaling 12.50% of the
                                         Cut-Off Date

GROUP I CERTIFICATES                 CLASS MF-1, MF-2, AND BF-1 CREDIT
                                     ENHANCEMENT

                                     (1) Class MF-1 is enhanced by 6.50% in
                                         subordinate certificates and the
                                         Targeted Overcollateralization Amount
                                         (if achieved).

                                     (2) Class MF-2 is enhanced by 2.25% in
                                         subordinate certificates and the
                                         Targeted Overcollateralization Amount
                                         (if achieved).

                                     (3) Class BF-1 is enhanced by the Targeted
                                         Overcollateralization Amount (if
                                         achieved).

GROUP II CERTIFICATES
                                     CLASS AV CREDIT ENHANCEMENT

                                     (1) Subordination of Class MV and Class BV
                                         Certificates, totaling 16.00% of the
                                         Cut-Off Date Principal Balance and the
                                         Prefunding Amount of the Group II
                                         Mortgage Loans and the Targeted
                                         Overcollateralization Amount (if
                                         achieved).

                                     CLASS MV-1, MV-2 AND BV-1 CREDIT
                                     ENHANCEMENT

                                     (1) Class MV-1 is enhanced by 8.25% in
                                         subordinate certificates and the
                                         Targeted Overcollateralization Amount
                                         (if achieved).

                                     (2) Class MV-2 is enhanced by 2.75% in
                                         subordinate certificates and the
                                         Targeted Overcollateralization Amount
                                         (if achieved).

                                     (3) Class BV-1 is enhanced by the Targeted
                                         Overcollateralization Amount (if
                                         achieved).


EXPECTED TARGETED                    GROUP I CERTIFICATES
OVERCOLLATERALIZATION AMOUNT:        Prior to the Step-down Date, 2.00% of the
                                     aggregate Statistical Cut-Off Date
                                     Principal Balance and the Prefunding Amount of the Group I Mortgage Loans. On and after the Step-down Date, (assuming a Trigger
                                     Event is not in effect), the greater of (1) the lesser of (A) 2.00% of the aggregate
                                     Cut-Off Date Principal Balance and the
                                     Prefunding Amount of the Group I Mortgage
                                     Loans and (B) 4.00% of the aggregate
                                     current principal balance of the Group I
                                     Mortgage Loans and (2) 0.50% of the
                                     aggregate Cut-Off Date Principal Balance and the Prefunding Amount of the Group I
                                     Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                     GROUP II CERTIFICATES
                                     Prior to the Step-down Date, 2.75% of the aggregate Cut-Off Date Principal Balance and the Prefunding Amount of the Group II Mortgage Loans. On and after the Step-down Date, (assuming a Trigger Event is not in effect), the greater of (1) the lesser of
                                     (A) 2.75% of the aggregate Cut-Off Date
                                     Principal Balance and the Prefunding Amount of the Group II Mortgage Loans and (B) 5.50% of the aggregate current principal balance of the Group II Mortgage Loans and
                                     (2) 0.50% of the aggregate Cut-Off Date
                                     Principal Balance and the Prefunding Amount of the Group II Mortgage Loans.


EXPECTED CREDIT SUPPORT PERCENTAGE:  GROUP I CERTIFICATES:

                                              INITIAL CREDIT SUPPORT                  AFTER STEP-DOWN DATE
                                                CLASS             PERCENT               CLASS          PERCENT
                                           AF-1 to AF-6           12.50%          AF-1 to AF-6          29.00%
                                           MF-1                    6.50%          MF-1                  17.00%
                                           MF-2                    2.25%          MF-2                  8.50%
                                           BF-1                    0.00%          BF-1                  4.00%


                                     GROUP II CERTIFICATES:

                                              INITIAL CREDIT SUPPORT                  AFTER STEP-DOWN DATE
                                                CLASS             PERCENT               CLASS          PERCENT
                                           AV-1                   16.00%          AV-1                  37.50%
                                           MV-1                    8.25%          MV-1                  22.00%
                                           MV-2                    2.75%          MV-2                  11.00%
                                           BV-1                    0.00%          BV-1                  5.50%

OVERCOLLATERALIZATION:               On any Distribution Date, collections on
                                     the mortgage loans in excess of the amount required to make interest and principal distributions on the Offered Certificates or to pay certain expenses of the trust will be applied first to cover certain shortfalls on the Senior Certificates, then to maintain the overcollateralization for the Offered Certificates and finally, to cover certain shortfalls on the Subordinate
                                     Certificates.

SUBORDINATION:                       If excess interest and
                                     overcollateralization are insufficient to cover losses on any mortgage loans, those losses will be applied in reduction of the class certificate balances of the subordinate certificates, in reverse order of seniority.

STEP-DOWN DATE:                      The earlier to occur of (i) the
                                     Distribution Date on which the certificate principal balances of the Class A
                                     Certificates have been reduced to zero and
                                     (ii) the later to occur of (a) the
                                     Distribution Date in April 2004 and (b) the first Distribution Date on which the Class
                                     A Certificate principal balance of the
                                     group (after taking into account
                                     distributions of principal on such
                                     Distribution Date) is less than or equal to 71.00% for Group I (62.50% for Group II) of the scheduled principal balances of the mortgage loans in the group.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                               PASS THROUGH RATES


GROUP I CERTIFICATES

o Pass through rates on the Group I Certificates are fixed. The pass through rates for the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 and Class BF-1 Certificates will be capped at the Maximum Rate, which may be less than the pass through rates determined on the pricing day.

o For the Group I Certificates, the amount of interest distributable on each Distribution Date is the interest accrued during the month immediately preceding the month in which that distribution occurs. All calculations are made on the basis of a 360-day year consisting of twelve 30 day months (30/360).

MAXIMUM RATE:

The Maximum Rate shall equal the average of the mortgage interest rates weighted on the basis of the principal balances of the mortgage loans as of the first day of the related due period (net of the Servicing Fee (including the master servicing fee) and other fees) less the product of (i) 6.0% and (ii) the corresponding fixed notional component of the Class A-IO Certificates divided by the principal balance of the mortgage loans ("Fixed Component of the Class A-IO Pass Through Rate").

GROUP II CERTIFICATES

o Pass through rates on the Group II Certificates adjust on each Distribution Date, generally to one month LIBOR plus the applicable margin.

o Pass through rates on any Distribution Date for the Group II Certificates will be capped at the Group II Available Funds Cap.

o Whenever a pass through rate for a Group II Certificate is capped, any shortfall in interest on that certificate resulting from the application of the cap will be carried over to subsequent Distribution Dates.

o For the Group II Certificates interest accrues on each Distribution Date from and including the prior Distribution Date (or from March 29, 2001, the closing date, in the case of the first Distribution Date) to and excluding that Distribution Date. All calculations are made on the basis of an actual number of days and a year of 360 days (actual/360).

GROUP II AVAILABLE FUNDS CAP:

The Group II Available Funds Cap is calculated as the total scheduled interest for the Group II Mortgage Loans for the related due period plus, during the prefunding period, an amount transferred from the Capitalized Interest Account at a rate of 7.3% per annum on the Prefunding Amount plus the related Pledged Prepayment Penalty Cashflow (net of the Servicing Fee (including the master servicing fee), the ARM Component of the Class A-IO Pass Through Rate and other fees) divided by the outstanding principal balance of the Group II Certificates multiplied by 12 and adjusted to Act/360, except for periods 1 and 2, during which the Group II Available Funds Cap will not be applicable.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS


On each Distribution Date, the interest funds for that Distribution Date with respect to each group are required to be distributed in the following order of priority until the interest funds have been fully distributed:

o To each class of the Class A Certificates, in the case of Group I, and the Class AV-1 Certificates, in the case of Group II, and in each case the related component of the Class A-IO Certificates, the Current Interest and any Interest Carryover Forward Amount for the class and Distribution Date; provided, however, if the interest funds for Group I are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to the Class A Certificates of such group and the related Class A-IO Certificates, their interest funds will be distributed pro rata among each class of the Class A Certificates and the related Class A-IO Certificates based on the ratio of:

         o The Current Interest and Interest Carry Forward Amount for that class to

         o The total amount of Current Interest and any Interest Carry Forward Amount of the Class A Certificates of the group;

o To the Class M-1 Certificates of the group, the Current Interest for that class and Distribution Date;

o To the Class M-2 Certificates of the group, the Current Interest for that class and Distribution Date;

o To the Class B-1 Certificates of the group, the Current Interest for that class and Distribution Date;

o        Any remainder as described under "Excess Interest" below.


                                 EXCESS INTEREST


On each Distribution Date, the trust will generally apply any excess interest in the following order:

o To distribute the extra principal distribution amount on the related certificates;

o To distribute to the related subordinate certificates, in order of seniority, the amount of unpaid interest for prior Distribution Dates (excluding any carryover amount for Group II) on the related certificates and amounts in repayment of any realized losses previously allocated to those certificates;

o In the case of Group II, in order of seniority, to distribute any carryover amount;

o To the unrelated group of certificates, any remaining unreimbursed realized losses;

o        To distribute any amounts due to the Class C;

o        To distribute any remainder to the Class R Certificates.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             PRINCIPAL DISTRIBUTIONS


On each Distribution Date BEFORE THE STEPDOWN DATE, the Principal Distribution Amount for that Distribution Date with respect to each group is required to be distributed sequentially to the Certificates until each class of certificates has been reduced to zero or until the Principal Distribution Amount has been fully distributed.

On each Distribution Date ON OR AFTER THE STEPDOWN DATE, the Principal Distribution Amount for that Distribution Date with respect to each group is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

o To the Class A Certificates of the group, the Class A Principal Distribution Amount for the group; provided, however, the Class A Principal Distribution Amount for group I is required to be distributed as follows: first, the Class AF-6 Distribution Amount to the class AF-6 Certificates, and then the balance of the Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the Class A Certificates with a lower numeral designation shall have been reduced to zero; and the Class A Principal Distribution Amount for Group II is required to be distributed to the Class AV-1 Certificates until the certificate principal balance of that class has been reduced to zero, and provided, further, that, on any Distribution Date on which the certificate principal balance of the Class A Certificates with respect to Group I is equal to or greater than the scheduled principal balances of the mortgage loans in that group, the Class A Principal Distribution Amount for Group I will be distributed pro rata and not sequentially to those Class A Certificates;

o To the Class M-1 Certificates of the group, the Class M-1 Principal Distribution Amount for that class;

o To the Class M-2 Certificates of the group, the Class M-2 Principal Distribution Amount for that class;

o To the Class B-1 Certificates of the group, the Class B-1 Principal Distribution Amount for that class;


PRINCIPAL PAYMENTS:                  Payments of principal to the Certificates
                                     are derived primarily from collections of principal from the mortgage loans.

PRINCIPAL DISTRIBUTION AMOUNT:       The excess of (i) the sum of (A) all
                                     principal amounts collected or advanced on the mortgage loans during the related due period and (B) the lesser of (I) excess interest funds for such Distribution Date and (II) the amount, if any, by which the Targeted Overcollateralization Amount exceeds the overcollateralization amount for such Distribution Date over (ii) the amount, if any, by which the overcollateralization amount exceeds the
                                     Targeted Overcollateralization Amount for each Distribution Date.


                                     For any Distribution Date, is equal to the product of:
CLASS AF-6 DISTRIBUTION AMOUNT:
                                     o   A fraction, the numerator of which is
                                         the Class AF-6 Certificate principal
                                         balance and the denominator of which is
                                         the Class A Certificate principal
                                         balance for Group I, in each case
                                         immediately prior to the Distribution
                                         Date,

                                     o   The Class A Principal Distribution
                                         Amount with respect to Group I for the
                                         Distribution Date and


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                     o   The applicable percentage for the
                                         Distribution Date set forth in the
                                         following table:


                                          DISTRIBUTION DATE        PERCENTAGE
                                        April 2001 - March 2004           0%
                                        April 2004 - March 2006          45%
                                        April 2006 - March 2007          80%
                                        April 2007 - March 2008         100%
                                        April 2008 and thereafter       300%

CLASS A PRINCIPAL                    For a group is
DISTRIBUTION AMOUNT:
                                     o   With respect to any Distribution Date
                                         prior to the related Step-down Date or
                                         as to which a Trigger Event exists for
                                         the group, 100% of the Principal
                                         Distribution Amount for the group and
                                         the Distribution Date and

                                     o   With respect to any Distribution Date
                                         on or after the related Step-down Date
                                         and as to which a Trigger Event is not
                                         in effect for the group, the excess of

                                         o   The related Class A Certificate
                                             principal balance immediately prior
                                             to the Distribution Date OVER the
                                             lesser of:

                                             o   71.00% for Group I (62.50% for
                                                 Group II) of the scheduled
                                                 principal balances of the
                                                 mortgage loans in the group on
                                                 the preceding due date and the
                                                 Prefunding Amount and

                                             o   the scheduled principal
                                                 balances of the mortgage loans
                                                 in the group on the preceding
                                                 due date less 0.50% of the
                                                 Cut-Off Date Principal Balance
                                                 and Prefunding Amount of the
                                                 related group of mortgage
                                                 loans.

CLASS M-1 PRINCIPAL                  For a group, with respect to any
DISTRIBUTION AMOUNT:                 Distribution Date on or after the related
                                     Step-down Date and as long as a Trigger
                                     Event for the group is not in effect for the group, is the excess of

                                     o   the sum for the group of

                                         o   the related Class A Certificate
                                             principal balance (after giving
                                             effect to distributions on that
                                             date) and

                                         o   the related Class M-1 Certificate
                                             principal balance immediately prior
                                             to the Distribution Date OVER the
                                             lesser of:

                                             o   83.00% for Group I (78.00% for
                                                 Group II) of the scheduled
                                                 principal balances of the
                                                 mortgage loans in the group on
                                                 the preceding due date and the
                                                 Prefunding Amount and

                                             o   the scheduled principal
                                                 balances of the mortgage loans
                                                 in the group on the preceding
                                                 due date less 0.50% of the
                                                 Cut-Off Date Principal Balance
                                                 and Prefunding Amount of the
                                                 related group of mortgage
                                                 loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CLASS M-2 PRINCIPAL                  For a group, with respect to any
DISTRIBUTION AMOUNT:                 Distribution Date on or after the related
                                     Step-down Date and as long as a Trigger
                                     Event for the group is not in effect for the group, is the excess of

                                     o   the sum for the group of

                                         o   the related Class A Certificate
                                             principal balance (after giving
                                             effect to distributions on that
                                             date),

                                         o   the related Class M-1 Certificate
                                             principal balance (after giving
                                             effect to distributions on that
                                             date), and

                                          o  the related Class M-2 Certificate
                                             principal balance immediately prior
                                             to the Distribution Date OVER the
                                             lesser of:

                                             o   91.50% for Group I (89.00% for
                                                 Group II) of the scheduled
                                                 principal balances of the
                                                 mortgage loans in the group on
                                                 the preceding due date and the
                                                 Prefunding Amount and

                                             o   the scheduled principal
                                                 balances of the mortgage loans
                                                 in the group on the preceding
                                                 due date less 0.50% of the
                                                 Cut-Off Date Principal Balance
                                                 and Prefunding Amount of the
                                                 related group of mortgage
                                                 loans.

CLASS B-1 PRINCIPAL                  For a group, with respect to any
                                     Distribution Date on or after the related
                                     Step-down Date and as long as a Trigger
                                     Event for the group is not in effect for the group, is the excess of

                                     o   the sum for the group of

                                         o   the related Class A Certificate
                                             principal balance (after giving
                                             effect to distributions on that
                                             date) ,

                                         o   the related Class M-1 Certificate
                                             principal balance (after giving
                                             effect to distributions on that
                                             date),

                                         o   the related Class M-2 Certificate
                                             principal balance (after giving
                                             effect to distributions on that
                                             date), and

                                         o   the related Class B-1 Certificate
                                             principal balance immediately prior
                                             to the Distribution Date OVER the
                                             lesser of:

                                             o   96.00% for Group I (94.50% for
                                                 Group II) of the scheduled
                                                 principal balances of the
                                                 mortgage loans in the group on
                                                 the preceding due date and the
                                                 Prefunding Amount and

                                             o   the scheduled principal
                                                 balances of the mortgage loans
                                                 in the group on the preceding
                                                 due date less 0.50% of the
                                                 Cut-Off Date Principal Balance
                                                 and Prefunding Amount of the
                                                 related group of mortgage
                                                 loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                   PRINCIPAL DISTRIBUTION PRIORITIES: GROUP I


                  Principal Priority Prior to the Stepdown Date
                         (or if a Trigger Event exists)


                                Pay Sequentially


----------------        ----------------------------------------------------------------------------------------
    Mortgage  -----\     Class AF-1       AF-2     AF-3     AF-4     AF-5     AF-6     MF-1     MF-2     BF-1
     Loans    -----/
----------------        ----------------------------------------------------------------------------------------

--------------
   Initial              ----------------------------------------------------------------------------------------
   Sizing                                         87.50%                               6.00%    4.25%    2.25%
--------------          ----------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------->>
              0                                   Month                                                        36


                   Principal Priority After the Stepdown Date
                           (assuming no Trigger Event)


             Pay all bonds to maintain specified enhancement levels


                                                                    Targeted
                                                                   Enhancement
                                                                   Percentage
              ------------       -----------------------        ----------------
                                       Class AF-1

                                          AF-2                        29.00%

                                          AF-3

               Mortgage   -----\          AF-4
                Loans     -----/
                                          AF-5
                                 -----------------------
                                          AF-6
                                 -----------------------        ----------------
                                          MF-1                        17.00%
                                 -----------------------        ----------------
                                          MF-2                         8.50%
                                 -----------------------        ----------------
                                          BF-1                         4.00%
              ------------       -----------------------        ----------------

                        ------------------------------------>>
                        37                Month                 53+


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                   PRINCIPAL DISTRIBUTION PRIORITIES: GROUP II


                  Principal Priority Prior to the Stepdown Date
                         (or if a Trigger Event exists)


                                Pay Sequentially



--------------            --------------------------------------------------------------------------
   Mortgage    --------\                    Class AV-1                      MV-1     MV-2     BV-1
    Loans      --------/
--------------            --------------------------------------------------------------------------

--------------
   Initial
   Sizing                 --------------------------------------------------------------------------
--------------                   84.00%                                     7.75%    5.50%    2.75%
                          --------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------->>
              0                                  Month                                               36



                   Principal Priority After the Stepdown Date
                           (assuming no Trigger Event)


             Pay all bonds to maintain specified enhancement levels


                                                                    Targeted
                                                                   Enhancement
                                                                   Percentage
              ------------       -----------------------        ----------------


                                       Class AV-1                     37.50%


               Mortgage   -----\
                Loans     -----/

                                 -----------------------        ----------------
                                          MV-1                        22.00%
                                 -----------------------        ----------------
                                          MV-2                        11.00%
                                 -----------------------        ----------------
                                          BV-1                         5.50%
              ------------       -----------------------        ----------------

                        ------------------------------------>>
                        37                Month                 53+


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE EXPECTED COLLATERAL
                              TOTAL MORTGAGE LOANS

SUMMARY                                                                     TOTAL          MINIMUM         MAXIMUM
-------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance              $301,778,418.13
Number of Loans                                                             2,949
Average Original Loan Balance                                          102,424.89        11,300.00    1,000,000.00
Average Current Loan Balance                                           102,332.46        11,296.45    1,000,000.00
*Weighted Average Combined Original LTV                                     77.19%            6.45%         100.00%
*Weighted Average Gross Coupon                                             10.601%           6.125%         16.467%
*Weighted Average Gross Margin1                                             6.208%           3.230%         10.400%
*Weighted Average Term to Next Rate Adjustment Date(1)                         27                6              36
*Weighted Average Remaining Term to Maturity (months)                         284               58             360
**Weighted Average Credit Score                                               584              411             799
-------------------------------------------------------------------------------------------------------------------
*   Weighted Average reflected in Total.
**  98.55% of the mortgage moans have Credit Scores.
(1) Applies only to adjustable-rate mortgages.
-----------------------------------------------------------------------------------------------------------------
                                                                                     PERCENT OF CUT-OFF DATE
                                                    RANGE                                PRINCIPAL BALANCE
         Product Type                               Fixed                                     57.74%
                                                    Adjustable                                42.26%

         Fully Amortizing Mortgage Loans                                                      63.44%
         Balloon Mortgage Loans                                                               36.56%

         Lien                                       First                                     98.30%
                                                    Second                                     1.70%

         Property Type                              Single Family Detached                    81.58%
                                                    PUD                                        6.54%
                                                    2-4 Family                                 4.21%
                                                    Low Rise Condo                             3.12%
                                                    Manufactured Housing                       2.00%
                                                    Single Family Attached                     1.48%
                                                    Others                                     1.05%

         Occupancy Status                           Primary                                   95.67%
                                                    Investor                                   3.97%
                                                    Second Home                                0.36%

         Geographic Distribution                    California                                20.93%
                                                    Michigan                                   5.65%
                                                    Florida                                    5.35%
                                                    Ohio                                       5.31%
                                                    Georgia                                    5.14%

         Number of States (including DC)                                                         48

         Largest Zip Code Concentration             30097                                      0.34%
         Loans with Mortgage Insurance                                                         1.49%
         Loans with Prepayment Penalties                                                      83.06%
-----------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE EXPECTED COLLATERAL
                             GROUP I MORTGAGE LOANS

SUMMARY                                                                     TOTAL          MINIMUM         MAXIMUM
-------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance              $174,250,354.34
Number of Loans                                                             1,960
Average Original Loan Balance                                           88,976.87        11,300.00      716,250.00
Average Current Loan Balance                                            88,903.24        11,296.45      715,542.59
*Weighted Average Combined Original LTV                                    76.69%             6.45%         100.00%
*Weighted Average Gross Coupon                                            10.577%            6.125%         16.467%
*Weighted Average Remaining Term to Maturity (months)                         229               58             360
**Weighted Average Credit Score                                               593              411             799
-------------------------------------------------------------------------------------------------------------------
*  Weighted Average reflected in Total.
** 98.35% of the mortgage loans have Credit Scores.
-----------------------------------------------------------------------------------------------------------------
                                                                                     PERCENT OF CUT-OFF DATE
                                                    RANGE                                PRINCIPAL BALANCE
         Product Type                               Fixed                                     100.00%

         Fully Amortizing Mortgage Loans                                                       36.69%
         Balloon Mortgage Loans                                                                63.31%

         Lien                                       First                                      97.05%
                                                    Second                                      2.95%

         Property Type                              Single Family Detached                     83.04%
                                                    PUD                                         5.33%
                                                    2-4 Family                                  4.02%
                                                    Manufactured Housing                        2.82%
                                                    Low Rise Condo                              2.06%
                                                    Single Family Attached                      1.43%
                                                    Others                                      1.30%

         Occupancy Status                           Primary                                    95.54%
                                                    Investor                                    4.34%
                                                    Second Home                                 0.12%

         Geographic Distribution                    California                                 12.69%
                                                    Florida                                     7.14%
                                                    Georgia                                     6.37%
                                                    Ohio                                        5.82%
                                                    Michigan                                    5.70%

         Number of States (including DC)                                                          47

         Largest Zip Code Concentration             80403                                       0.46%
         Loans with Mortgage Insurance                                                          2.15%
         Loans with Prepayment Penalties                                                       82.68%
-----------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE EXPECTED COLLATERAL

         GROUP I MORTGAGE LOANS
         RANGE OF MORTGAGE INTEREST RATES

         ====================================================================================================
                                                              AGGREGATE                   PERCENT OF
                RANGE OF GROSS           NUMBER OF           STATISTICAL               GROUP I LOANS BY
                INTEREST RATES         MORTGAGE LOANS        CUT-OFF DATE          STATISTICAL CUT-OFF DATE
                                                          PRINCIPAL BALANCE           PRINCIPAL BALANCE
         ====================================================================================================
           6.001% to   6.250%                      2        $    559,000.00                            0.32%
         ----------------------------------------------------------------------------------------------------
           6.251% to   6.500%                      3             294,750.00                            0.17
         ----------------------------------------------------------------------------------------------------
           6.501% to   6.750%                      1             107,000.00                            0.06
         ----------------------------------------------------------------------------------------------------
           6.751% to   7.000%                      2             360,970.49                            0.21
         ----------------------------------------------------------------------------------------------------
           7.001% to   7.250%                      5           1,257,870.49                            0.72
         ----------------------------------------------------------------------------------------------------
           7.251% to   7.500%                     14           1,521,509.45                            0.87
         ----------------------------------------------------------------------------------------------------
           7.501% to   7.750%                     17           1,842,642.15                            1.06
         ----------------------------------------------------------------------------------------------------
           7.751% to   8.000%                     33           4,489,143.08                            2.58
         ----------------------------------------------------------------------------------------------------
           8.001% to   8.250%                     38           4,285,556.48                            2.46
         ----------------------------------------------------------------------------------------------------
           8.251% to   8.500%                     30           3,222,233.41                            1.85
         ----------------------------------------------------------------------------------------------------
           8.501% to   8.750%                     45           5,462,670.29                            3.13
         ----------------------------------------------------------------------------------------------------
           8.751% to   9.000%                     71           9,149,086.25                            5.25
         ----------------------------------------------------------------------------------------------------
           9.001% to   9.250%                     52           6,319,297.44                            3.63
         ----------------------------------------------------------------------------------------------------
           9.251% to   9.500%                     88          10,525,542.26                            6.04
         ----------------------------------------------------------------------------------------------------
           9.501% to   9.750%                     86           9,001,417.16                            5.17
         ----------------------------------------------------------------------------------------------------
           9.751% to  10.000%                    121          12,375,992.55                            7.10
         ----------------------------------------------------------------------------------------------------
          10.001% to  10.250%                     69           6,720,875.59                            3.86
         ----------------------------------------------------------------------------------------------------
          10.251% to  10.500%                    109           9,593,237.52                            5.51
         ----------------------------------------------------------------------------------------------------
          10.501% to  10.750%                    124          11,078,265.85                            6.36
         ----------------------------------------------------------------------------------------------------
          10.751% to  11.000%                    151          14,113,312.37                            8.10
         ----------------------------------------------------------------------------------------------------
          11.001% to  11.250%                     80           6,238,210.19                            3.58
         ----------------------------------------------------------------------------------------------------
          11.251% to  11.500%                    114           8,945,739.26                            5.13
         ----------------------------------------------------------------------------------------------------
          11.501% to  11.750%                     89           7,211,181.41                            4.14
         ----------------------------------------------------------------------------------------------------
          11.751% to  12.000%                     99           7,119,248.12                            4.09
         ----------------------------------------------------------------------------------------------------
          12.001% to  12.250%                     60           4,017,073.56                            2.31
         ----------------------------------------------------------------------------------------------------
          12.251% to  12.500%                     82           5,485,067.06                            3.15
         ----------------------------------------------------------------------------------------------------
          12.501% to  12.750%                     71           4,423,302.16                            2.54
         ----------------------------------------------------------------------------------------------------
          12.751% to  13.000%                     82           5,622,640.01                            3.23
         ----------------------------------------------------------------------------------------------------
          13.001% to  13.250%                     44           2,829,488.54                            1.62
         ----------------------------------------------------------------------------------------------------
          13.251% to  13.500%                     48           2,668,629.95                            1.53
         ----------------------------------------------------------------------------------------------------
          13.501% to  13.750%                     43           2,788,082.90                            1.60
         ----------------------------------------------------------------------------------------------------
          13.751% to  14.000%                     36           1,977,520.03                            1.13
         ----------------------------------------------------------------------------------------------------
          14.001% to  14.250%                     12             587,802.97                            0.34
         ----------------------------------------------------------------------------------------------------
          14.251% to  14.500%                     16             791,800.16                            0.45
         ----------------------------------------------------------------------------------------------------
          14.501% to  14.750%                     10             451,820.16                            0.26
         ----------------------------------------------------------------------------------------------------
          14.751% to  15.000%                      9             627,813.95                            0.36
         ----------------------------------------------------------------------------------------------------
          15.001% to  15.250%                      2              78,822.71                            0.05
         ----------------------------------------------------------------------------------------------------
          15.501% to  15.750%                      1              35,995.51                            0.02
         ----------------------------------------------------------------------------------------------------
          16.251% to  16.500%                      1              69,742.86                            0.04
         ----------------------------------------------------------------------------------------------------
                    TOTAL                      1,960       $ 174,250,354.34                          100.00%
         ====================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


         GROUP I MORTGAGE LOANS
         RANGE OF REMAINING TERMS TO STATED MATURITY

         =========================================================================================================
                                                                AGGREGATE                       PERCENT OF
              RANGE OF REMAINING        NUMBER OF              STATISTICAL                   GROUP I LOANS BY
                   TERMS                 MORTGAGE              CUT-OFF DATE              STATISTICAL CUT-OFF DATE
                                          LOANS             PRINCIPAL BALANCE                PRINCIPAL BALANCE
         =========================================================================================================
          49  to  60                            2           $      57,478.58                                 0.03%
         ---------------------------------------------------------------------------------------------------------
         109  to 120                           26               1,271,906.56                                 0.73
         ---------------------------------------------------------------------------------------------------------
         133  to 144                            6                 312,578.38                                 0.18
         ---------------------------------------------------------------------------------------------------------
         169  to 180                        1,370             121,350,479.63                                69.64
         ---------------------------------------------------------------------------------------------------------
         229  to 240                           41               3,168,724.30                                 1.82
         ---------------------------------------------------------------------------------------------------------
         289  to 300                            6                 593,425.39                                 0.34
         ---------------------------------------------------------------------------------------------------------
         337  to 348                            1                  55,913.90                                 0.03
         ---------------------------------------------------------------------------------------------------------
         349  to 360                          508              47,439,847.60                                27.23
         ---------------------------------------------------------------------------------------------------------
                      TOTAL                 1,960           $ 174,250,354.34                               100.00%
         =========================================================================================================


         GROUP I MORTGAGE LOANS
         COMBINED ORIGINAL LOAN-TO-VALUE RATIO

         ============================================================================================================
                                                                        AGGREGATE                   PERCENT OF
                     RANGE OF                  NUMBER OF               STATISTICAL               GROUP I LOANS BY
               LOAN TO VALUE RATIOS          MORTGAGE LOANS            CUT-OFF DATE          STATISTICAL CUT-OFF DATE
                                                                    PRINCIPAL BALANCE            PRINCIPAL BALANCE
         ============================================================================================================
           5.01% to   10.00%                              1          $      29,941.59                         0.02%
         ------------------------------------------------------------------------------------------------------------
          10.01% to   15.00%                              1                 24,986.69                         0.01
         ------------------------------------------------------------------------------------------------------------
          15.01% to   20.00%                              6                179,786.85                         0.10
         ------------------------------------------------------------------------------------------------------------
          20.01% to   25.00%                              9                350,215.74                         0.20
         ------------------------------------------------------------------------------------------------------------
          25.01% to   30.00%                             15                993,150.31                         0.57
         ------------------------------------------------------------------------------------------------------------
          30.01% to   35.00%                             18                660,752.85                         0.38
         ------------------------------------------------------------------------------------------------------------
          35.01% to   40.00%                             23              1,629,787.78                         0.94
         ------------------------------------------------------------------------------------------------------------
          40.01% to   45.00%                             39              2,428,017.04                         1.39
         ------------------------------------------------------------------------------------------------------------
          45.01% to   50.00%                             51              3,484,304.68                         2.00
         ------------------------------------------------------------------------------------------------------------
          50.01% to   55.00%                             42              3,116,927.18                         1.79
         ------------------------------------------------------------------------------------------------------------
          55.01% to   60.00%                             93              6,401,138.46                         3.67
         ------------------------------------------------------------------------------------------------------------
          60.01% to   65.00%                            125              9,992,944.09                         5.73
         ------------------------------------------------------------------------------------------------------------
          65.01% to   70.00%                            195             15,096,199.70                         8.66
         ------------------------------------------------------------------------------------------------------------
          70.01% to   75.00%                            231             22,735,329.94                        13.05
         ------------------------------------------------------------------------------------------------------------
          75.01% to   80.00%                            442             43,497,592.32                        24.96
         ------------------------------------------------------------------------------------------------------------
          80.01% to   85.00%                            293             27,291,086.11                        15.66
         ------------------------------------------------------------------------------------------------------------
          85.01% to   90.00%                            304             31,096,090.13                        17.85
         ------------------------------------------------------------------------------------------------------------
          90.01% to   95.00%                             25              3,145,200.37                         1.80
         ------------------------------------------------------------------------------------------------------------
          95.01% to  100.00%                             47              2,096,902.51                         1.20
         ------------------------------------------------------------------------------------------------------------
                      TOTAL                           1,960          $ 174,250,354.34                       100.00%
         ============================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


          GROUP I MORTGAGE LOANS
          CURRENT PRINCIPAL BALANCE

          =======================================================================================================
                                                                    AGGREGATE                   PERCENT OF
                      RANGE OF                NUMBER OF            STATISTICAL               GROUP I LOANS BY
                  CURRENT PRINCIPAL           MORTGAGE             CUT-OFF DATE          STATISTICAL CUT-OFF DATE
                      BALANCES                  LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
          =======================================================================================================
                 $.01 to    25,000.00               83           $   1,783,164.85                         1.02%
          -------------------------------------------------------------------------------------------------------
            25,000.01 to    50,000.00              511              19,557,992.06                        11.22
          -------------------------------------------------------------------------------------------------------
            50,000.01 to    75,000.00              510              31,556,346.00                        18.11
          -------------------------------------------------------------------------------------------------------
            75,000.01 to   100,000.00              291              25,402,034.71                        14.58
          -------------------------------------------------------------------------------------------------------
          100,000.01 to    125,000.00              199              22,246,131.16                        12.77
          -------------------------------------------------------------------------------------------------------
          125,000.01 to    150,000.00              132              18,214,332.69                        10.45
          -------------------------------------------------------------------------------------------------------
          150,000.01 to    175,000.00               70              11,328,134.55                         6.50
          -------------------------------------------------------------------------------------------------------
          175,000.01 to    200,000.00               43               8,097,877.28                         4.65
          -------------------------------------------------------------------------------------------------------
          200,000.01 to    225,000.00               35               7,410,726.47                         4.25
          -------------------------------------------------------------------------------------------------------
          225,000.01 to    250,000.00               21               4,999,287.08                         2.87
          -------------------------------------------------------------------------------------------------------
          250,000.01 to    275,000.00               15               3,924,055.67                         2.25
          -------------------------------------------------------------------------------------------------------
          275,000.01 to    300,000.00               13               3,719,242.00                         2.13
          -------------------------------------------------------------------------------------------------------
          300,000.01 to    325,000.00                5               1,595,061.82                         0.92
          -------------------------------------------------------------------------------------------------------
          325,000.01 to    350,000.00                3               1,020,670.35                         0.59
          -------------------------------------------------------------------------------------------------------
          350,000.01 to    375,000.00                8               2,909,892.12                         1.67
          -------------------------------------------------------------------------------------------------------
          375,000.01 to    400,000.00                4               1,571,692.72                         0.90
          -------------------------------------------------------------------------------------------------------
          425,000.01 to    450,000.00                4               1,742,688.16                         1.00
          -------------------------------------------------------------------------------------------------------
          450,000.01 to    475,000.00                2                 936,906.26                         0.54
          -------------------------------------------------------------------------------------------------------
          475,000.01 to    500,000.00                3               1,451,724.86                         0.83
          -------------------------------------------------------------------------------------------------------
          500,000.01 to    525,000.00                1                 514,718.10                         0.30
          -------------------------------------------------------------------------------------------------------
          525,000.01 to    550,000.00                1                 549,748.47                         0.32
          -------------------------------------------------------------------------------------------------------
          550,000.01 to    575,000.00                1                 560,883.00                         0.32
          -------------------------------------------------------------------------------------------------------
          575,000.01 to    600,000.00                3               1,779,501.37                         1.02
          -------------------------------------------------------------------------------------------------------
          650,000.01 to    675,000.00                1                 662,000.00                         0.38
          -------------------------------------------------------------------------------------------------------
          700,000.01 to    725,000.00                1                 715,542.59                         0.41
          -------------------------------------------------------------------------------------------------------
                        TOTAL                    1,960           $ 174,250,354.34                       100.00%
          =======================================================================================================

          GROUP I MORTGAGE LOANS
          CREDIT GRADE

          =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                    CREDIT GRADE OF           NUMBER OF               STATISTICAL              GROUP I LOANS BY
                     MORTGAGE LOANS         MORTGAGE LOANS            CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                                                   PRINCIPAL BALANCE           PRINCIPAL BALANCE
          =========================================================================================================
          A-                                           639           $  58,844,640.60                        33.77%
          ---------------------------------------------------------------------------------------------------------
          A                                            389              39,605,682.69                        22.73
          ---------------------------------------------------------------------------------------------------------
          B                                            392              31,035,682.35                        17.81
          ---------------------------------------------------------------------------------------------------------
          A+                                           204              23,828,250.51                        13.67
          ---------------------------------------------------------------------------------------------------------
          C                                            262              16,559,153.06                         9.50
          ---------------------------------------------------------------------------------------------------------
          D                                             74               4,376,945.13                         2.51
          ---------------------------------------------------------------------------------------------------------
                         TOTAL                       1,960           $ 174,250,354.34                       100.00%
          =========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


          GROUP I MORTGAGE LOANS
          CREDIT SCORE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                        RANGE OF              NUMBER OF               STATISTICAL              GROUP I LOANS BY
                      CREDIT SCORES         MORTGAGE LOANS            CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                                                   PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           401 to 450                                    4           $     273,698.73                         0.16%
           ---------------------------------------------------------------------------------------------------------
           451 to 500                                  131              10,461,685.41                         6.00
           ---------------------------------------------------------------------------------------------------------
           501 to 550                                  474              39,301,699.03                        22.55
           ---------------------------------------------------------------------------------------------------------
           551 to 600                                  514              45,642,992.33                        26.19
           ---------------------------------------------------------------------------------------------------------
           601 to 650                                  480              45,004,258.34                        25.83
           ---------------------------------------------------------------------------------------------------------
           651 to 700                                  231              22,180,177.96                        12.73
           ---------------------------------------------------------------------------------------------------------
           701 to 750                                   67               7,265,627.02                         4.17
           ---------------------------------------------------------------------------------------------------------
           751 to 800                                   14               1,244,485.47                         0.71
           ---------------------------------------------------------------------------------------------------------
           Unknown Scores                               45               2,875,730.05                         1.65
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      1,960           $ 174,250,354.34                       100.00%
           =========================================================================================================


          GROUP I MORTGAGE LOANS
          PROPERTY TYPE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                  PROPERTY TYPE OF            NUMBER OF               STATISTICAL              GROUP I LOANS BY
                   MORTGAGE LOANS           MORTGAGE LOANS            CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                                                   PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           Single Family Detached                    1,636           $ 144,702,116.04                        83.04%
           ---------------------------------------------------------------------------------------------------------
           PUD                                          62               9,283,688.94                         5.33
           ---------------------------------------------------------------------------------------------------------
           2-4 Family                                   80               7,001,922.19                         4.02
           ---------------------------------------------------------------------------------------------------------
           Manufactured Housing                         81               4,908,304.68                         2.82
           ---------------------------------------------------------------------------------------------------------
           Low Rise Condominium                         54               3,593,468.47                         2.06
           ---------------------------------------------------------------------------------------------------------
           Single Family Attached                       28               2,496,795.99                         1.43
           ---------------------------------------------------------------------------------------------------------
           Townhouse                                    13               1,149,405.40                         0.66
           ---------------------------------------------------------------------------------------------------------
           High Rise Condominium                         6               1,114,652.63                         0.64
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      1,960           $ 174,250,354.34                       100.00%
           =========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


           GROUP I MORTGAGE LOANS
           OCCUPANCY

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
               OCCUPANCY TYPE OF              NUMBER OF               STATISTICAL              GROUP I LOANS BY
               MORTGAGE PREMISES            MORTGAGE LOANS            CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                                                   PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           Primary                                   1,826           $ 166,479,106.56                        95.54%
           ---------------------------------------------------------------------------------------------------------
           Investor                                    130               7,559,846.98                         4.34
           ---------------------------------------------------------------------------------------------------------
           Second Home                                   4                 211,400.80                         0.12
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      1,960           $ 174,250,354.34                       100.00%
           =========================================================================================================


          GROUP I MORTGAGE LOANS
          PREPAYMENT PENALTY TERM

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
               PREPAYMENT PENALTY             NUMBER OF               STATISTICAL              GROUP I LOANS BY
                     TERM OF                MORTGAGE LOANS            CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                 MORTGAGE LOANS                                    PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           1 Year                                       36           $   4,247,724.92                         2.44%
           ---------------------------------------------------------------------------------------------------------
           2 Years                                      42               4,489,507.48                         2.58
           ---------------------------------------------------------------------------------------------------------
           3 Years                                     292              25,893,776.20                        14.86
           ---------------------------------------------------------------------------------------------------------
           4 Years                                       3                 179,859.73                         0.10
           ---------------------------------------------------------------------------------------------------------
           5 Years                                   1,094              98,769,053.40                        56.68
           ---------------------------------------------------------------------------------------------------------
           Miscellaneous                               138              10,493,669.76                         6.02
           ---------------------------------------------------------------------------------------------------------
           No Prepayment Penalty                       355              30,176,762.85                        17.32
           ---------------------------------------------------------------------------------------------------------
                           TOTAL                     1,960           $ 174,250,354.34                       100.00%
           =========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


           GROUP I MORTGAGE LOANS
           ORIGINATION PROGRAM

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
              ORIGINATION PROGRAM             NUMBER OF               STATISTICAL              GROUP I LOANS BY
                                            MORTGAGE LOANS            CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                                                   PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           Full Documentation                        1,593           $ 131,791,456.06                        75.63%
           ---------------------------------------------------------------------------------------------------------
           Stated Income Documentation                 272              31,810,705.48                         18.26
           ---------------------------------------------------------------------------------------------------------
           Limited Documentation                        78               9,104,076.92                          5.22
           ---------------------------------------------------------------------------------------------------------
           No Ratio                                     17               1,544,115.88                          0.89
           ---------------------------------------------------------------------------------------------------------
                           TOTAL                     1,960           $ 174,250,354.34                       100.00%
           =========================================================================================================


           GROUP I MORTGAGE LOANS
           MORTGAGE LOAN PURPOSE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                 LOAN PURPOSE                 NUMBER OF               STATISTICAL              GROUP I LOANS BY
                                            MORTGAGE LOANS            CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                                                   PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           Cash-out Refinance                        1,463           $ 126,486,931.85                        72.59%
           ---------------------------------------------------------------------------------------------------------
           Purchase                                    304              27,651,529.58                         15.87
           ---------------------------------------------------------------------------------------------------------
           Rate/Term Refinance                         193              20,111,892.91                         11.54
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      1,960           $ 174,250,354.34                       100.00%
           =========================================================================================================


           GROUP I MORTGAGE LOANS
           PRODUCT TYPE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
               PRODUCT TYPE OF                NUMBER OF               STATISTICAL              GROUP I LOANS BY
               MORTGAGE LOANS               MORTGAGE LOANS            CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                                                   PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           15/30 Balloon                             1,166           $ 110,325,581.35                        63.31%
           ---------------------------------------------------------------------------------------------------------
           Fixed                                       794              63,924,772.99                         36.69
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      1,960           $ 174,250,354.34                       100.00%
           =========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



           GROUP I MORTGAGE LOANS
           GEOGRAPHICAL DISTRIBUTION
           =============================================================================================
                                                           AGGREGATE                  PERCENT OF
                                  NUMBER OF               STATISTICAL              GROUP I LOANS BY
                  STATE           MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                   LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =============================================================================================
           California                      159            $  22,106,634.18                       12.69%
           ---------------------------------------------------------------------------------------------
           Florida                         163               12,448,487.01                        7.14
           ---------------------------------------------------------------------------------------------
           Georgia                         116               11,103,059.07                        6.37
           ---------------------------------------------------------------------------------------------
           Ohio                            142               10,137,101.14                        5.82
           ---------------------------------------------------------------------------------------------
           Michigan                        148                9,940,663.82                        5.70
           ---------------------------------------------------------------------------------------------
           New Jersey                       52                7,555,460.62                        4.34
           ---------------------------------------------------------------------------------------------
           Texas                            91                7,242,681.43                        4.16
           ---------------------------------------------------------------------------------------------
           Illinois                         93                7,161,831.75                        4.11
           ---------------------------------------------------------------------------------------------
           Pennsylvania                     86                6,650,469.15                        3.82
           ---------------------------------------------------------------------------------------------
           Virginia                         80                6,590,245.01                        3.78
           ---------------------------------------------------------------------------------------------
           New York                         48                5,658,228.81                        3.25
           ---------------------------------------------------------------------------------------------
           Tennessee                        85                5,412,904.02                        3.11
           ---------------------------------------------------------------------------------------------
           Indiana                          71                4,838,241.37                        2.78
           ---------------------------------------------------------------------------------------------
           Washington                       36                4,726,375.53                        2.71
           ---------------------------------------------------------------------------------------------
           Missouri                         60                4,378,536.75                        2.51
           ---------------------------------------------------------------------------------------------
           Minnesota                        37                4,238,069.87                        2.43
           ---------------------------------------------------------------------------------------------
           Colorado                         29                3,905,433.31                        2.24
           ---------------------------------------------------------------------------------------------
           Louisiana                        56                3,851,870.31                        2.21
           ---------------------------------------------------------------------------------------------
           Maryland                         26                3,817,795.08                        2.19
           ---------------------------------------------------------------------------------------------
           Oklahoma                         42                3,155,449.67                        1.81
           ---------------------------------------------------------------------------------------------
           Arizona                          30                2,981,588.27                        1.71
           ---------------------------------------------------------------------------------------------
           Kentucky                         35                2,801,771.89                        1.61
           ---------------------------------------------------------------------------------------------
           Oregon                           21                2,404,520.45                        1.38
           ---------------------------------------------------------------------------------------------
           Connecticut                      16                2,257,295.80                        1.30
           ---------------------------------------------------------------------------------------------
           Mississippi                      32                2,149,161.65                        1.23
           ---------------------------------------------------------------------------------------------
           Utah                             10                2,054,951.79                        1.18
           ---------------------------------------------------------------------------------------------
           North Carolina                   33                1,970,202.33                        1.13
           ---------------------------------------------------------------------------------------------
           Iowa                             24                1,698,676.96                        0.97
           ---------------------------------------------------------------------------------------------
           Arkansas                         28                1,379,524.73                        0.79
           ---------------------------------------------------------------------------------------------
           Wisconsin                        18                1,325,097.61                        0.76
           ---------------------------------------------------------------------------------------------
           Nevada                           12                1,032,068.47                        0.59
           ---------------------------------------------------------------------------------------------
           South Carolina                    9                1,008,309.23                        0.58
           ---------------------------------------------------------------------------------------------
           Kansas                           12                  999,025.48                        0.57
           ---------------------------------------------------------------------------------------------
           New Mexico                       13                  992,372.25                        0.57
           ---------------------------------------------------------------------------------------------
           Massachusetts                     7                  907,145.86                        0.52
           ---------------------------------------------------------------------------------------------
           Idaho                             4                  660,540.32                        0.38
           ---------------------------------------------------------------------------------------------
           Hawaii                            5                  570,696.84                        0.33
           ---------------------------------------------------------------------------------------------
           Alaska                            5                  471,490.56                        0.27
           ---------------------------------------------------------------------------------------------
           Nebraska                          5                  316,131.04                        0.18
           ---------------------------------------------------------------------------------------------
           New Hampshire                     3                  282,685.52                        0.16
           ---------------------------------------------------------------------------------------------
           West Virginia                     4                  226,165.50                        0.13
           ---------------------------------------------------------------------------------------------
           Delaware                          3                  200,228.81                        0.11
           ---------------------------------------------------------------------------------------------
           North Dakota                      3                  166,904.03                        0.10
           ---------------------------------------------------------------------------------------------
           Rhode Island                      2                  130,898.93                        0.08
           ---------------------------------------------------------------------------------------------
           South Dakota                      2                  123,963.86                        0.07
           ---------------------------------------------------------------------------------------------
           Maine                             1                  117,596.07                        0.07
           ---------------------------------------------------------------------------------------------
           Wyoming                           3                  101,802.19                        0.06
           ---------------------------------------------------------------------------------------------
                       TOTAL             1,960            $ 174,250,354.34                      100.00%
           =============================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE EXPECTED COLLATERAL
                             GROUP II MORTGAGE LOANS

SUMMARY                                                               TOTAL            MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance          $127,528,063.79
Number of Loans                                                           989
Average Original Loan Balance                                      129,076.17          20,000.00       1,000,000.00
Average Current Loan Balance                                       128,946.48          19,990.79       1,000,000.00
*Weighted Average Original LTV                                          77.87%             15.63%             95.00%
*Weighted Average Gross Coupon                                         10.635%             6.625%            15.062%
*Weighted Average Gross Margin                                          6.208%             3.230%            10.400%
*Weighted Average Term to Next Rate Adjustment Date                        27                  6                 36
*Weighted Average Remaining Term to Maturity (months)                     359                338                360
**Weighted Average Credit Score                                           572                455                788
--------------------------------------------------------------------------------------------------------------------
* Weighted Average reflected in Total.
**98.82% of the mortgage loans have Credit Scores.
--------------------------------------------------------------------------------------------------------------------
                                                                                          PERCENT OF CUT-OFF DATE
                                                       RANGE                                  PRINCIPAL BALANCE
         Product Type                                  Adjustable                                  100.00%

         Fully Amortizing Mortgage Loans                                                           100.00%
         Balloon Mortgage Loans                                                                      0.00%

         Lien                                          First                                       100.00%
                                                       Second                                        0.00%

         Property Type                                 Single Family Detached                       79.59%
                                                       PUD                                           8.20%
                                                       Low Rise Condo                                4.57%
                                                       2-4 Family                                    4.48%
                                                       Single Family Attached                        1.55%
                                                       Manufactured Housing                          0.89%
                                                       Others                                        0.72%

         Occupancy Status                              Primary                                      95.84%
                                                       Investor                                      3.46%
                                                       Second Home                                   0.69%

         Geographic Distribution                       California                                   32.19%
                                                       Illinois                                      6.20%
                                                       Michigan                                      5.56%
                                                       Ohio                                          4.61%
                                                       Texas                                         3.55%

         Number of States (including DC)                                                               45

         Largest Zip Code Concentration                37341                                         0.78%
         Loans with Mortgage Insurance                                                               0.59%
         Loans with Prepayment Penalties                                                            83.58%
--------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



           GROUP II MORTGAGE LOANS
           RANGE OF MORTGAGE INTEREST RATES

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
               RANGE OF GROSS                 NUMBER OF               STATISTICAL              GROUP I LOANS BY
               INTEREST RATES                 MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
             6.501% to   6.750%                        1             $   346,585.65                           0.27%
           ---------------------------------------------------------------------------------------------------------
             7.251% to   7.500%                        1                 274,795.91                           0.22
           ---------------------------------------------------------------------------------------------------------
             7.501% to   7.750%                        2                 176,125.89                           0.14
           ---------------------------------------------------------------------------------------------------------
             7.751% to   8.000%                        5                 952,984.65                           0.75
           ---------------------------------------------------------------------------------------------------------
             8.001% to   8.250%                        4                 602,887.33                           0.47
           ---------------------------------------------------------------------------------------------------------
             8.251% to   8.500%                        7               2,020,002.40                           1.58
           ---------------------------------------------------------------------------------------------------------
             8.501% to   8.750%                       14               2,572,310.42                           2.02
           ---------------------------------------------------------------------------------------------------------
             8.751% to   9.000%                       25               4,251,586.52                           3.33
           ---------------------------------------------------------------------------------------------------------
             9.001% to   9.250%                       33               5,118,664.30                           4.01
           ---------------------------------------------------------------------------------------------------------
             9.251% to   9.500%                       34               5,635,183.80                           4.42
           ---------------------------------------------------------------------------------------------------------
             9.501% to   9.750%                       46               8,202,543.09                           6.43
           ---------------------------------------------------------------------------------------------------------
             9.751% to  10.000%                       93              14,942,283.00                          11.72
           ---------------------------------------------------------------------------------------------------------
            10.001% to  10.250%                       49               7,150,246.07                           5.61
           ---------------------------------------------------------------------------------------------------------
            10.251% to  10.500%                       92              10,685,831.78                           8.38
           ---------------------------------------------------------------------------------------------------------
            10.501% to  10.750%                       85              12,994,537.11                          10.19
           ---------------------------------------------------------------------------------------------------------
            10.751% to  11.000%                       86              11,557,052.19                           9.06
           ---------------------------------------------------------------------------------------------------------
            11.001% to  11.250%                       61               6,551,884.96                           5.14
           ---------------------------------------------------------------------------------------------------------
            11.251% to  11.500%                       74               8,054,814.55                           6.32
           ---------------------------------------------------------------------------------------------------------
            11.501% to  11.750%                       53               5,708,968.11                           4.48
           ---------------------------------------------------------------------------------------------------------
            11.751% to  12.000%                       44               4,575,817.02                           3.59
           ---------------------------------------------------------------------------------------------------------
            12.001% to  12.250%                       41               3,968,467.55                           3.11
           ---------------------------------------------------------------------------------------------------------
            12.251% to  12.500%                       34               3,110,967.81                           2.44
           ---------------------------------------------------------------------------------------------------------
            12.501% to  12.750%                       15               1,483,787.95                           1.16
           ---------------------------------------------------------------------------------------------------------
            12.751% to  13.000%                       22               1,523,100.58                           1.19
           ---------------------------------------------------------------------------------------------------------
            13.001% to  13.250%                       14               1,010,252.46                           0.79
           ---------------------------------------------------------------------------------------------------------
            13.251% to  13.500%                       14               1,084,143.38                           0.85
           ---------------------------------------------------------------------------------------------------------
            13.501% to  13.750%                       15                 903,950.72                           0.71
           ---------------------------------------------------------------------------------------------------------
            13.751% to  14.000%                        7                 488,924.00                           0.38
           ---------------------------------------------------------------------------------------------------------
            14.001% to  14.250%                        5                 311,127.53                           0.24
           ---------------------------------------------------------------------------------------------------------
            14.251% to  14.500%                        5                 518,016.40                           0.41
           ---------------------------------------------------------------------------------------------------------
            14.501% to  14.750%                        4                 285,147.40                           0.22
           ---------------------------------------------------------------------------------------------------------
            14.751% to  15.000%                        3                 343,990.50                           0.27
           ---------------------------------------------------------------------------------------------------------
            15.001% to  15.250%                        1                 121,082.76                           0.09
           ---------------------------------------------------------------------------------------------------------
                       TOTAL                         989           $ 127,528,063.79                         100.00%
           =========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



           GROUP II MORTGAGE LOANS
           RANGE OF REMAINING TERMS TO STATED MATURITY

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
               RANGE OF REMAINING             NUMBER OF               STATISTICAL              GROUP I LOANS BY
                     TERMS                    MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           337  to 348                                 1             $     106,706.84                         0.08%
           ---------------------------------------------------------------------------------------------------------
           349  to 360                               988               127,421,356.95                        99.92
           ---------------------------------------------------------------------------------------------------------
                       TOTAL                         989             $ 127,528,063.79                       100.00%
           =========================================================================================================


           GROUP II MORTGAGE LOANS
           ORIGINAL LOAN-TO-VALUE RATIO

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                     RANGE OF                 NUMBER OF               STATISTICAL              GROUP I LOANS BY
              LOAN-TO-VALUE RATIOS            MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           15.01% to   20.00%                          1             $     19,990.79                          0.02%
           --------------------------------------------------------------------------------------------------------
           20.01% to   25.00%                          1                   24,994.82                          0.02
           --------------------------------------------------------------------------------------------------------
           25.01% to   30.00%                          2                  193,375.42                          0.15
           --------------------------------------------------------------------------------------------------------
           30.01% to   35.00%                          1                  156,930.40                          0.12
           --------------------------------------------------------------------------------------------------------
           35.01% to   40.00%                          6                  219,302.35                          0.17
           --------------------------------------------------------------------------------------------------------
           40.01% to   45.00%                         10                  708,238.16                          0.56
           --------------------------------------------------------------------------------------------------------
           45.01% to   50.00%                         19                2,199,097.64                          1.72
           --------------------------------------------------------------------------------------------------------
           50.01% to   55.00%                         17                1,475,847.58                          1.16
           --------------------------------------------------------------------------------------------------------
           55.01% to   60.00%                         31                2,618,444.27                          2.05
           --------------------------------------------------------------------------------------------------------
           60.01% to   65.00%                         64                8,177,589.88                          6.41
           --------------------------------------------------------------------------------------------------------
           65.01% to   70.00%                         98               12,390,250.81                          9.72
           --------------------------------------------------------------------------------------------------------
           70.01% to   75.00%                        119               16,824,824.48                         13.19
           --------------------------------------------------------------------------------------------------------
           75.01% to   80.00%                        285               37,091,734.22                         29.09
           --------------------------------------------------------------------------------------------------------
           80.01% to   85.00%                        172               21,669,475.87                         16.99
           --------------------------------------------------------------------------------------------------------
           85.01% to   90.00%                        162               23,524,401.56                         18.45
           --------------------------------------------------------------------------------------------------------
           90.01% to   95.00%                          1                  233,565.54                          0.18
           --------------------------------------------------------------------------------------------------------
                         TOTAL                       989             $127,528,063.79                        100.00%
           ========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



           GROUP II MORTGAGE LOANS
           CURRENT PRINCIPAL BALANCE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                     RANGE OF                 NUMBER OF               STATISTICAL              GROUP I LOANS BY
                 CURRENT PRINCIPAL            MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                     BALANCES                  LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
                  $.01 to     25,000.00                              $    351,434.68                          0.28%
           --------------------------------------------------------------------------------------------------------
             25,000.01 to     50,000.00               16                4,589,761.43                          3.60
           --------------------------------------------------------------------------------------------------------
             50,000.01 to     75,000.00               18               13,677,871.66                         10.73
           --------------------------------------------------------------------------------------------------------
             75,000.01 to    100,000.00              166               14,593,422.32                         11.44
           --------------------------------------------------------------------------------------------------------
            100,000.01 to    125,000.00              119               13,365,800.38                         10.48
           --------------------------------------------------------------------------------------------------------
            125,000.01 to    150,000.00               86               11,757,121.71                          9.22
           --------------------------------------------------------------------------------------------------------
            150,000.01 to    175,000.00               56                9,089,344.67                          7.13
           --------------------------------------------------------------------------------------------------------
            175,000.01 to    200,000.00               54               10,140,996.81                          7.95
           --------------------------------------------------------------------------------------------------------
            200,000.01 to    225,000.00               43                9,158,770.94                          7.18
           --------------------------------------------------------------------------------------------------------
            225,000.01 to    250,000.00               22                5,251,964.58                          4.12
           --------------------------------------------------------------------------------------------------------
            250,000.01 to    275,000.00               22                5,804,728.16                          4.55
           --------------------------------------------------------------------------------------------------------
            275,000.01 to    300,000.00               13                3,788,608.34                          2.97
           --------------------------------------------------------------------------------------------------------
            300,000.01 to    325,000.00                8                2,484,043.31                          1.95
           --------------------------------------------------------------------------------------------------------
            325,000.01 to    350,000.00               12                4,080,703.87                          3.20
           --------------------------------------------------------------------------------------------------------
            350,000.01 to    375,000.00                7                2,537,280.26                          1.99
           --------------------------------------------------------------------------------------------------------
            375,000.01 to    400,000.00               12                4,710,567.27                          3.69
           --------------------------------------------------------------------------------------------------------
            425,000.01 to    450,000.00                5                2,206,430.10                          1.73
           --------------------------------------------------------------------------------------------------------
            450,000.01 to    475,000.00                1                  472,329.67                          0.37
           --------------------------------------------------------------------------------------------------------
            475,000.01 to    500,000.00                1                  477,334.32                          0.37
           --------------------------------------------------------------------------------------------------------
            550,000.01 to    575,000.00                1                  573,500.64                          0.45
           --------------------------------------------------------------------------------------------------------
            575,000.01 to    600,000.00                2                1,179,767.91                          0.93
           --------------------------------------------------------------------------------------------------------
            625,000.01 to    650,000.00                3                1,942,527.22                          1.52
           --------------------------------------------------------------------------------------------------------
            650,000.01 to    675,000.00                1                  658,000.00                          0.52
           --------------------------------------------------------------------------------------------------------
            675,000.01 to    700,000.00                2                1,364,681.58                          1.07
           --------------------------------------------------------------------------------------------------------
            700,000.01 to    725,000.00                1                  721,734.17                          0.57
           --------------------------------------------------------------------------------------------------------
            725,000.01 to    750,000.00                1                  749,717.64                          0.59
           --------------------------------------------------------------------------------------------------------
            775,000.01 to    800,000.00                1                  799,620.15                          0.63
           --------------------------------------------------------------------------------------------------------
            975,000.01 to  1,000,000.00                1                1,000,000.00                          0.78
           --------------------------------------------------------------------------------------------------------
                          TOTAL                      989             $127,528,063.79                        100.00%
           ========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



           GROUP II MORTGAGE LOANS
           CREDIT GRADE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                CREDIT GRADE OF               NUMBER OF               STATISTICAL              GROUP I LOANS BY
                MORTGAGE LOANS                MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           A-                                        386             $ 57,560,928.97                         45.14%
           ---------------------------------------------------------------------------------------------------------
           B                                         266               30,967,031.96                         24.28
           ---------------------------------------------------------------------------------------------------------
           C                                         214               21,752,349.79                         17.06
           ---------------------------------------------------------------------------------------------------------
           A                                          57               10,731,759.06                          8.42
           ---------------------------------------------------------------------------------------------------------
           D                                          52                4,059,496.49                          3.18
           ---------------------------------------------------------------------------------------------------------
           A+                                         14                2,456,497.52                          1.93
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      989             $127,528,063.79                        100.00%
           =========================================================================================================


           GROUP II MORTGAGE LOANS
           CREDIT SCORE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                   RANGE OF                   NUMBER OF               STATISTICAL              GROUP I LOANS BY
                CREDIT SCORES                 MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           451 to 500                                 84             $  9,365,009.91                          7.34%
           ---------------------------------------------------------------------------------------------------------
           501 to 550                                341               39,528,775.21                         31.00
           ---------------------------------------------------------------------------------------------------------
           551 to 600                                313               41,274,234.82                         32.36
           ---------------------------------------------------------------------------------------------------------
           601 to 650                                156               23,047,908.45                         18.07
           ---------------------------------------------------------------------------------------------------------
           651 to 700                                 64                9,974,471.18                          7.82
           ---------------------------------------------------------------------------------------------------------
           701 to 750                                 15                2,283,745.78                          1.79
           ---------------------------------------------------------------------------------------------------------
           751 to 800                                  3                  551,491.80                          0.43
           ---------------------------------------------------------------------------------------------------------
           Unknown Scores                             13                1,502,426.64                          1.18
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      989             $127,528,063.79                        100.00%
           =========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



           GROUP II MORTGAGE LOANS
           PROPERTY TYPE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                PROPERTY TYPE OF              NUMBER OF               STATISTICAL              GROUP I LOANS BY
                 MORTGAGE LOANS               MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           Single Family Detached                    812             $ 101,501,650.89                        79.59%
           ---------------------------------------------------------------------------------------------------------
           PUD                                        58                10,454,103.44                         8.20
           ---------------------------------------------------------------------------------------------------------
           Low Rise Condominium                       42                 5,828,592.10                         4.57
           ---------------------------------------------------------------------------------------------------------
           2-4 Family                                 48                 5,707,582.84                         4.48
           ---------------------------------------------------------------------------------------------------------
           Single Family Attached                      9                 1,981,609.73                         1.55
           ---------------------------------------------------------------------------------------------------------
           Manufactured Housing                       14                 1,140,669.23                         0.89
           ---------------------------------------------------------------------------------------------------------
           High Rise Condominium                       4                   589,223.52                         0.46
           ---------------------------------------------------------------------------------------------------------
           Deminimus PUD                               1                   191,115.24                         0.15
           ---------------------------------------------------------------------------------------------------------
           Townhouse                                   1                   133,516.80                         0.10
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      989             $ 127,528,063.79                       100.00%
           =========================================================================================================


           GROUP II MORTGAGE LOANS
           OCCUPANCY

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
              OCCUPANCY TYPE OF               NUMBER OF               STATISTICAL              GROUP I LOANS BY
              MORTGAGE PREMISES               MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           Primary                                   925             $ 122,224,805.41                        95.84%
           ---------------------------------------------------------------------------------------------------------
           Investor                                   59                 4,417,321.55                         3.46
           ---------------------------------------------------------------------------------------------------------
           Second Home                                 5                   885,936.83                         0.69
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      989             $ 127,528,063.79                       100.00%
           =========================================================================================================


          GROUP II MORTGAGE LOANS
          PREPAYMENT PENALTY TERM

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
              PREPAYMENT PENALTY              NUMBER OF               STATISTICAL              GROUP I LOANS BY
                   TERM OF                    MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                MORTGAGE LOANS                 LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           1 Year                                     14             $  2,686,484.12                          2.11%
           ---------------------------------------------------------------------------------------------------------
           2 Years                                   279               36,475,674.26                         28.60
           ---------------------------------------------------------------------------------------------------------
           3 Years                                   334               42,688,815.25                         33.47
           ---------------------------------------------------------------------------------------------------------
           4 Years                                     2                  319,268.50                          0.25
           ---------------------------------------------------------------------------------------------------------
           5 Years                                   148               17,587,020.86                         13.79
           ---------------------------------------------------------------------------------------------------------
           Miscellaneous                              61                6,830,016.31                          5.36
           ---------------------------------------------------------------------------------------------------------
           No Prepayment Penalty                     151               20,940,784.49                         16.42
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      989             $127,528,063.79                        100.00%
           =========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



           GROUP II MORTGAGE LOANS
           ORIGINATION PROGRAM

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                                              NUMBER OF               STATISTICAL              GROUP I LOANS BY
              ORIGINATION PROGRAM             MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           Full Documentation                        765             $  90,387,786.69                        70.88%
           ---------------------------------------------------------------------------------------------------------
           Stated Income Documentation               182                28,402,084.61                        22.27
           ---------------------------------------------------------------------------------------------------------
           Limited Documentation                      40                 8,416,381.34                         6.60
           ---------------------------------------------------------------------------------------------------------
           No Ratio                                    2                   321,811.15                         0.25
           ---------------------------------------------------------------------------------------------------------
                           TOTAL                     989             $ 127,528,063.79                       100.00%
           =========================================================================================================


           GROUP II MORTGAGE LOANS
           MORTGAGE LOAN PURPOSE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                                              NUMBER OF               STATISTICAL              GROUP I LOANS BY
                  LOAN PURPOSE                MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           Cash-out Refinance                        610             $  78,551,852.74                        61.60%
           ---------------------------------------------------------------------------------------------------------
           Purchase                                  291                36,402,553.44                        28.54
           ---------------------------------------------------------------------------------------------------------
           Rate/Term Refinance                        88                12,573,657.61                         9.86
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      989             $ 127,528,063.79                       100.00%
           =========================================================================================================


           GROUP II MORTGAGE LOANS
           PRODUCT TYPE

           =========================================================================================================
                                                                       AGGREGATE                  PERCENT OF
                 PRODUCT TYPE OF              NUMBER OF               STATISTICAL              GROUP I LOANS BY
                 MORTGAGE LOANS               MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                               LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =========================================================================================================
           2/28 LIBOR                                624             $  79,794,886.05                        62.57%
           ---------------------------------------------------------------------------------------------------------
           3/27 LIBOR                                363                47,465,799.36                        37.22
           ---------------------------------------------------------------------------------------------------------
           1/29 CMT                                    1                   205,878.38                         0.16
           ---------------------------------------------------------------------------------------------------------
           Six Month LIBOR                             1                    61,500.00                         0.05
           ---------------------------------------------------------------------------------------------------------
                          TOTAL                      989             $ 127,528,063.79                       100.00%
           =========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


           GROUP II MORTGAGE LOANS
           GEOGRAPHICAL DISTRIBUTION
           =============================================================================================
                                                           AGGREGATE                  PERCENT OF
                                  NUMBER OF               STATISTICAL              GROUP I LOANS BY
                  STATE           MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                   LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =============================================================================================
           California                    208             $  41,051,303.74                        32.19%
           ---------------------------------------------------------------------------------------------
           Illinois                       73                 7,912,804.63                         6.20
           ---------------------------------------------------------------------------------------------
           Michigan                       83                 7,095,040.71                         5.56
           ---------------------------------------------------------------------------------------------
           Ohio                           68                 5,882,816.73                         4.61
           ---------------------------------------------------------------------------------------------
           Texas                          47                 4,529,638.62                         3.55
           ---------------------------------------------------------------------------------------------
           Colorado                       33                 4,408,670.06                         3.46
           ---------------------------------------------------------------------------------------------
           Georgia                        37                 4,397,642.03                         3.45
           ---------------------------------------------------------------------------------------------
           Minnesota                      39                 4,345,406.27                         3.41
           ---------------------------------------------------------------------------------------------
           Florida                        38                 3,705,710.00                         2.91
           ---------------------------------------------------------------------------------------------
           Virginia                       14                 3,539,815.72                         2.78
           ---------------------------------------------------------------------------------------------
           Arizona                        20                 3,498,923.18                         2.74
           ---------------------------------------------------------------------------------------------
           Washington                     20                 3,169,803.91                         2.49
           ---------------------------------------------------------------------------------------------
           Missouri                       25                 2,634,290.86                         2.07
           ---------------------------------------------------------------------------------------------
           North Carolina                 26                 2,478,516.24                         1.94
           ---------------------------------------------------------------------------------------------
           Connecticut                    23                 2,386,064.16                         1.87
           ---------------------------------------------------------------------------------------------
           Oregon                         13                 2,210,143.18                         1.73
           ---------------------------------------------------------------------------------------------
           Iowa                           26                 2,050,427.70                         1.61
           ---------------------------------------------------------------------------------------------
           New Jersey                      9                 1,992,696.89                         1.56
           ---------------------------------------------------------------------------------------------
           Pennsylvania                   21                 1,806,914.25                         1.42
           ---------------------------------------------------------------------------------------------
           Tennessee                       7                 1,710,044.28                         1.34
           ---------------------------------------------------------------------------------------------
           Utah                           14                 1,657,111.44                         1.30
           ---------------------------------------------------------------------------------------------
           Hawaii                          8                 1,626,555.30                         1.28
           ---------------------------------------------------------------------------------------------
           Indiana                        25                 1,581,732.65                         1.24
           ---------------------------------------------------------------------------------------------
           Massachusetts                   5                 1,507,596.95                         1.18
           ---------------------------------------------------------------------------------------------
           Wisconsin                      16                 1,106,883.55                         0.87
           ---------------------------------------------------------------------------------------------
           Kentucky                       12                 1,015,720.92                         0.80
           ---------------------------------------------------------------------------------------------
           Maryland                        6                   988,381.27                         0.78
           ---------------------------------------------------------------------------------------------
           Nevada                          7                   940,959.44                         0.74
           ---------------------------------------------------------------------------------------------
           Louisiana                       8                   929,735.71                         0.73
           ---------------------------------------------------------------------------------------------
           Rhode Island                    2                   716,858.99                         0.56
           ---------------------------------------------------------------------------------------------
           South Carolina                  6                   691,396.09                         0.54
           ---------------------------------------------------------------------------------------------
           New York                        3                   615,832.68                         0.48
           ---------------------------------------------------------------------------------------------
           Kansas                          9                   559,541.33                         0.44
           ---------------------------------------------------------------------------------------------
           Oklahoma                       10                   485,378.10                         0.38
           ---------------------------------------------------------------------------------------------
           Idaho                           3                   398,396.55                         0.31
           ---------------------------------------------------------------------------------------------
           Mississippi                     5                   360,841.16                         0.28
           ---------------------------------------------------------------------------------------------
           West Virginia                   5                   350,495.08                         0.27
           ---------------------------------------------------------------------------------------------
           Arkansas                        4                   281,818.02                         0.22
           ---------------------------------------------------------------------------------------------
           Alaska                          2                   214,338.99                         0.17
           ---------------------------------------------------------------------------------------------
           South Dakota                    2                   187,725.00                         0.15
           ---------------------------------------------------------------------------------------------
           North Dakota                    2                   165,538.57                         0.13
           ---------------------------------------------------------------------------------------------
           District of Columbia            1                   122,481.45                         0.10
           ---------------------------------------------------------------------------------------------
           New Mexico                      2                   119,961.46                         0.09
           ---------------------------------------------------------------------------------------------
           Maine                           1                    56,376.60                         0.04
           ---------------------------------------------------------------------------------------------
           Wyoming                         1                    39,733.33                         0.03
           ---------------------------------------------------------------------------------------------
                       TOTAL             989             $ 127,528,063.79                       100.00%
           =============================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


           GROUP II MORTGAGE LOANS
           RANGE OF GROSS MARGINS

           =============================================================================================
                                                           AGGREGATE                  PERCENT OF
              RANGE OF GROSS      NUMBER OF               STATISTICAL              GROUP I LOANS BY
                 MARGINS          MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                   LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =============================================================================================
             3.001% to   3.250%            1             $    346,585.65                          0.27%
           ---------------------------------------------------------------------------------------------
             3.501% to   3.750%            2                   75,000.00                          0.06
           ---------------------------------------------------------------------------------------------
             3.751% to   4.000%            9                1,087,370.77                          0.85
           ---------------------------------------------------------------------------------------------
             4.001% to   4.250%            7                1,337,020.93                          1.05
           ---------------------------------------------------------------------------------------------
             4.251% to   4.500%           18                3,472,409.62                          2.72
           ---------------------------------------------------------------------------------------------
             4.501% to   4.750%           26                4,120,293.66                          3.23
           ---------------------------------------------------------------------------------------------
             4.751% to   5.000%           49                6,309,701.04                          4.95
           ---------------------------------------------------------------------------------------------
             5.001% to   5.250%           61                9,214,685.25                          7.23
           ---------------------------------------------------------------------------------------------
             5.251% to   5.500%           65                9,493,539.15                          7.44
           ---------------------------------------------------------------------------------------------
             5.501% to   5.750%           68               10,852,127.12                          8.51
           ---------------------------------------------------------------------------------------------
             5.751% to   6.000%           83               10,176,828.88                          7.98
           ---------------------------------------------------------------------------------------------
             6.001% to   6.250%           65                7,279,869.62                          5.71
           ---------------------------------------------------------------------------------------------
             6.251% to   6.500%          114               15,325,370.12                         12.02
           ---------------------------------------------------------------------------------------------
             6.501% to   6.750%           94               11,806,928.35                          9.26
           ---------------------------------------------------------------------------------------------
             6.751% to   7.000%           90               12,438,878.75                          9.75
           ---------------------------------------------------------------------------------------------
             7.001% to   7.250%           78                8,836,438.85                          6.93
           ---------------------------------------------------------------------------------------------
             7.251% to   7.500%           61                6,061,131.99                          4.75
           ---------------------------------------------------------------------------------------------
             7.501% to   7.750%           28                2,319,692.73                          1.82
           ---------------------------------------------------------------------------------------------
             7.751% to   8.000%           32                3,435,439.58                          2.69
           ---------------------------------------------------------------------------------------------
             8.001% to   8.250%            6                  653,604.83                          0.51
           ---------------------------------------------------------------------------------------------
             8.251% to   8.500%           10                  772,937.86                          0.61
           ---------------------------------------------------------------------------------------------
             8.501% to   8.750%            5                  423,179.40                          0.33
           ---------------------------------------------------------------------------------------------
             8.751% to   9.000%           11                1,131,786.41                          0.89
           ---------------------------------------------------------------------------------------------
             9.001% to   9.250%            2                  178,886.77                          0.14
           ---------------------------------------------------------------------------------------------
             9.251% to   9.500%            1                   45,000.00                          0.04
           ---------------------------------------------------------------------------------------------
             9.751% to  10.000%            2                  300,364.27                          0.24
           ---------------------------------------------------------------------------------------------
            10.251% to  10.500%            1                   32,992.19                          0.03
           ---------------------------------------------------------------------------------------------
                       TOTAL             989            $ 127,528,063.79                        100.00%
           =============================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


           GROUP II MORTGAGE LOANS
           RANGE OF MAXIMUM INTEREST RATES

           =============================================================================================
                                                           AGGREGATE                  PERCENT OF
            RANGE OF MAXIMUM      NUMBER OF               STATISTICAL              GROUP I LOANS BY
             INTEREST RATES       MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                   LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =============================================================================================
           12.501% to 12.750%              1             $    346,585.65                          0.27%
           ---------------------------------------------------------------------------------------------
           13.251% to 13.500%              1                  274,795.91                          0.22
           ---------------------------------------------------------------------------------------------
           13.501% to 13.750%              2                  176,125.89                          0.14
           ---------------------------------------------------------------------------------------------
           13.751% to 14.000%              3                  246,696.89                          0.19
           ---------------------------------------------------------------------------------------------
           14.001% to 14.250%              3                  384,626.60                          0.30
           ---------------------------------------------------------------------------------------------
           14.251% to 14.500%              6                1,816,200.51                          1.42
           ---------------------------------------------------------------------------------------------
           14.501% to 14.750%              7                1,298,234.04                          1.02
           ---------------------------------------------------------------------------------------------
           14.751% to 15.000%             18                3,144,866.12                          2.47
           ---------------------------------------------------------------------------------------------
           15.001% to 15.250%             21                3,098,482.72                          2.43
           ---------------------------------------------------------------------------------------------
           15.251% to 15.500%             17                2,690,119.66                          2.11
           ---------------------------------------------------------------------------------------------
           15.501% to 15.750%             36                6,668,977.64                          5.23
           ---------------------------------------------------------------------------------------------
           15.751% to 16.000%             61               10,396,443.74                          8.15
           ---------------------------------------------------------------------------------------------
           16.001% to 16.250%             42                5,515,202.09                          4.32
           ---------------------------------------------------------------------------------------------
           16.251% to 16.500%             70                8,737,788.96                          6.85
           ---------------------------------------------------------------------------------------------
           16.501% to 16.750%             61                8,110,146.75                          6.36
           ---------------------------------------------------------------------------------------------
           16.751% to 17.000%             87               12,201,220.58                          9.57
           ---------------------------------------------------------------------------------------------
           17.001% to 17.250%             50                6,222,197.26                          4.88
           ---------------------------------------------------------------------------------------------
           17.251% to 17.500%             76                9,017,196.91                          7.07
           ---------------------------------------------------------------------------------------------
           17.501% to 17.750%             65               10,324,388.87                          8.10
           ---------------------------------------------------------------------------------------------
           17.751% to 18.000%             61                7,554,199.26                          5.92
           ---------------------------------------------------------------------------------------------
           18.001% to 18.250%             55                6,082,846.53                          4.77
           ---------------------------------------------------------------------------------------------
           18.251% to 18.500%             43                4,316,117.96                          3.38
           ---------------------------------------------------------------------------------------------
           18.501% to 18.750%             33                3,553,859.37                          2.79
           ---------------------------------------------------------------------------------------------
           18.751% to 19.000%             36                3,634,680.51                          2.85
           ---------------------------------------------------------------------------------------------
           19.001% to 19.250%             25                2,382,687.08                          1.87
           ---------------------------------------------------------------------------------------------
           19.251% to 19.500%             32                2,999,541.47                          2.35
           ---------------------------------------------------------------------------------------------
           19.501% to 19.750%             20                1,738,563.94                          1.36
           ---------------------------------------------------------------------------------------------
           19.751% to 20.000%             14                1,017,222.89                          0.80
           ---------------------------------------------------------------------------------------------
           20.001% to 20.250%              6                  391,816.33                          0.31
           ---------------------------------------------------------------------------------------------
           20.251% to 20.500%              9                  833,899.42                          0.65
           ---------------------------------------------------------------------------------------------
           20.501% to 20.750%              6                  504,470.13                          0.40
           ---------------------------------------------------------------------------------------------
           20.751% to 21.000%              6                  467,694.22                          0.37
           ---------------------------------------------------------------------------------------------
           21.001% to 21.250%              4                  271,134.42                          0.21
           ---------------------------------------------------------------------------------------------
           21.251% to 21.500%              5                  518,016.40                          0.41
           ---------------------------------------------------------------------------------------------
           21.501% to 21.750%              4                  285,147.40                          0.22
           ---------------------------------------------------------------------------------------------
           21.751% to 22.000%              2                  184,786.91                          0.14
           ---------------------------------------------------------------------------------------------
           22.001% to 22.250%              1                  121,082.76                          0.09
           ---------------------------------------------------------------------------------------------
                       TOTAL             989             $127,528,063.79                        100.00%
           =============================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



           GROUP II MORTGAGE LOANS
           RANGE OF MINIMUM INTEREST RATES

           =============================================================================================
                                                           AGGREGATE                  PERCENT OF
            RANGE OF MINIMUM      NUMBER OF               STATISTICAL              GROUP I LOANS BY
             INTEREST RATES       MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                   LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =============================================================================================
             1.251% to   1.500%            1             $     99,967.82                          0.08%
           ---------------------------------------------------------------------------------------------
             1.751% to   2.000%            1                   32,992.19                          0.03
           ---------------------------------------------------------------------------------------------
             4.501% to   4.750%            1                  346,585.65                          0.27
           ---------------------------------------------------------------------------------------------
             5.501% to   5.750%            2                  176,125.89                          0.14
           ---------------------------------------------------------------------------------------------
             5.751% to   6.000%            4                  361,522.73                          0.28
           ---------------------------------------------------------------------------------------------
             6.001% to   6.250%            2                  152,424.12                          0.12
           ---------------------------------------------------------------------------------------------
             6.251% to   6.500%            4                1,221,417.74                          0.96
           ---------------------------------------------------------------------------------------------
             6.501% to   6.750%            2                  587,956.00                          0.46
           ---------------------------------------------------------------------------------------------
             6.751% to   7.000%            2                  224,910.00                          0.18
           ---------------------------------------------------------------------------------------------
             7.001% to   7.250%            5                  419,798.27                          0.33
           ---------------------------------------------------------------------------------------------
             7.251% to   7.500%           10                1,545,105.88                          1.21
           ---------------------------------------------------------------------------------------------
             7.501% to   7.750%            6                1,455,773.04                          1.14
           ---------------------------------------------------------------------------------------------
             7.751% to   8.000%           14                3,370,673.22                          2.64
           ---------------------------------------------------------------------------------------------
             8.001% to   8.250%            5                  994,745.83                          0.78
           ---------------------------------------------------------------------------------------------
             8.251% to   8.500%            6                1,050,244.00                          0.82
           ---------------------------------------------------------------------------------------------
             8.501% to   8.750%           15                2,192,904.26                          1.72
           ---------------------------------------------------------------------------------------------
             8.751% to   9.000%           29                5,545,573.35                          4.35
           ---------------------------------------------------------------------------------------------
             9.001% to   9.250%           31                4,997,063.73                          3.92
           ---------------------------------------------------------------------------------------------
             9.251% to   9.500%           28                4,921,685.32                          3.86
           ---------------------------------------------------------------------------------------------
             9.501% to   9.750%           41                6,812,749.54                          5.34
           ---------------------------------------------------------------------------------------------
             9.751% to  10.000%           83               12,386,514.37                          9.71
           ---------------------------------------------------------------------------------------------
            10.001% to  10.250%           45                6,488,963.45                          5.09
           ---------------------------------------------------------------------------------------------
            10.251% to  10.500%           88               10,341,084.77                          8.11
           ---------------------------------------------------------------------------------------------
            10.501% to  10.750%           82               12,785,987.27                         10.03
           ---------------------------------------------------------------------------------------------
            10.751% to  11.000%           78                9,777,610.50                          7.67
           ---------------------------------------------------------------------------------------------
            11.001% to  11.250%           58                6,253,687.26                          4.90
           ---------------------------------------------------------------------------------------------
            11.251% to  11.500%           73                7,954,846.73                          6.24
           ---------------------------------------------------------------------------------------------
            11.501% to  11.750%           52                5,642,988.62                          4.42
           ---------------------------------------------------------------------------------------------
            11.751% to  12.000%           42                4,266,195.39                          3.35
           ---------------------------------------------------------------------------------------------
            12.001% to  12.250%           41                3,968,467.55                          3.11
           ---------------------------------------------------------------------------------------------
            12.251% to  12.500%           34                3,110,967.81                          2.44
           ---------------------------------------------------------------------------------------------
            12.501% to  12.750%           15                1,483,787.95                          1.16
           ---------------------------------------------------------------------------------------------
            12.751% to  13.000%           21                1,490,108.39                          1.17
           ---------------------------------------------------------------------------------------------
            13.001% to  13.250%           14                1,010,252.46                          0.79
           ---------------------------------------------------------------------------------------------
            13.251% to  13.500%           14                1,084,143.38                          0.85
           ---------------------------------------------------------------------------------------------
            13.501% to  13.750%           15                  903,950.72                          0.71
           ---------------------------------------------------------------------------------------------
            13.751% to  14.000%            7                  488,924.00                          0.38
           ---------------------------------------------------------------------------------------------
            14.001% to  14.250%            5                  311,127.53                          0.24
           ---------------------------------------------------------------------------------------------
            14.251% to  14.500%            5                  518,016.40                          0.41
           ---------------------------------------------------------------------------------------------
            14.501% to  14.750%            4                  285,147.40                          0.22
           ---------------------------------------------------------------------------------------------
            14.751% to  15.000%            3                  343,990.50                          0.27
           ---------------------------------------------------------------------------------------------
            15.001% to  15.250%            1                  121,082.76                          0.09
           ---------------------------------------------------------------------------------------------
                       TOTAL             989             $127,528,063.79                        100.00%
           =============================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


           GROUP II MORTGAGE LOANS
           INDEX

           =============================================================================================
                                                           AGGREGATE                  PERCENT OF
             ADJUSTABLE RATE      NUMBER OF               STATISTICAL              GROUP I LOANS BY
                  INDEX           MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                   LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =============================================================================================
           6 Month LIBOR                 988             $ 127,322,185.41                        99.84%
           ---------------------------------------------------------------------------------------------
           1 Year CMT                      1                   205,878.38                         0.16
           ---------------------------------------------------------------------------------------------
                       TOTAL             989             $ 127,528,063.79                       100.00%
           =============================================================================================


           GROUP II MORTGAGE LOANS
           NEXT INTEREST ADJUSTMENT DATE

           =============================================================================================
                                                           AGGREGATE                  PERCENT OF
            INTEREST ADJUSTMENT   NUMBER OF               STATISTICAL              GROUP I LOANS BY
                   DATE           MORTGAGE                CUT-OFF DATE         STATISTICAL CUT-OFF DATE
                                   LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
           =============================================================================================
           September 2001                  1             $     61,500.00                          0.05%
           ---------------------------------------------------------------------------------------------
           February 2002                   1                  205,878.38                          0.16
           ---------------------------------------------------------------------------------------------
           May 2002                        1                  106,706.84                          0.08
           ---------------------------------------------------------------------------------------------
           August 2002                     1                   56,811.27                          0.04
           ---------------------------------------------------------------------------------------------
           September 2002                  1                   95,811.46                          0.08
           ---------------------------------------------------------------------------------------------
           October 2002                    1                   58,314.58                          0.05
           ---------------------------------------------------------------------------------------------
           November 2002                   9                1,580,720.53                          1.24
           ---------------------------------------------------------------------------------------------
           December 2002                  31                4,380,145.84                          3.43
           ---------------------------------------------------------------------------------------------
           January 2003                  135               17,512,558.29                         13.73
           ---------------------------------------------------------------------------------------------
           February 2003                 332               40,613,549.07                         31.85
           ---------------------------------------------------------------------------------------------
           March 2003                    114               15,496,975.01                         12.15
           ---------------------------------------------------------------------------------------------
           July 2003                       1                  167,222.96                          0.13
           ---------------------------------------------------------------------------------------------
           October 2003                    3                  241,369.48                          0.19
           ---------------------------------------------------------------------------------------------
           November 2003                   9                1,246,428.05                          0.98
           ---------------------------------------------------------------------------------------------
           December 2003                  18                1,984,074.87                          1.56
           ---------------------------------------------------------------------------------------------
           January 2004                  131               18,336,734.45                         14.38
           ---------------------------------------------------------------------------------------------
           February 2004                 153               19,898,577.71                         15.60
           ---------------------------------------------------------------------------------------------
           March 2004                     47                5,484,685.00                          4.30
           ---------------------------------------------------------------------------------------------
                       TOTAL             989             $127,528,063.79                        100.00%
           =============================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)

AF-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           5.733         5.506         5.418         5.343        5.279        5.222        5.170
Average Life (yrs.)                     9.81           1.45          1.09         0.90          0.79         0.70        0.64
Modified Duration                       6.89           1.35          1.03         0.86          0.75         0.67        0.62
First Principal Payment Date           4/25/01       4/25/01       4/25/01       4/25/01      4/25/01      4/25/01      4/25/01
Last Principal Payment Date            2/25/16       1/25/04       3/25/03      10/25/02      7/25/02      5/25/02      4/25/02
Payment Windows (mos.)                   179            34            24           19            16           14          13

AF-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           5.689         5.612         5.565         5.523        5.482        5.443        5.408
Average Life (yrs.)                     14.91          3.72          2.57         2.00          1.65         1.42        1.25
Modified Duration                       9.83           3.26          2.33         1.84          1.54         1.33        1.18
First Principal Payment Date           2/25/16       1/25/04       3/25/03      10/25/02      7/25/02      5/25/02      4/25/02
Last Principal Payment Date            2/25/16       12/25/05      6/25/04       9/25/03      3/25/03      12/25/02     9/25/02
Payment Windows (mos.)                    1             24            16           12            9            8            6

AF-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           6.034         5.996         5.961         5.926        5.891        5.859        5.828
Average Life (yrs.)                     14.99          6.24          4.03         3.00          2.39         2.02        1.74
Modified Duration                       9.63           5.04          3.48         2.67          2.17         1.85        1.61
First Principal Payment Date           2/25/16       12/25/05      6/25/04       9/25/03      3/25/03      12/25/02     9/25/02
Last Principal Payment Date            5/25/16       2/25/10       5/25/06      12/25/04      1/25/04      7/25/03      3/25/03
Payment Windows (mos.)                    4             51            24           16            11           8            7

AF-4 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           6.568         6.556         6.534         6.504        6.474        6.434        6.403
Average Life (yrs.)                     18.93         12.15          7.60         5.00          3.73         2.80        2.34
Modified Duration                       10.47          8.11          5.76         4.13          3.21         2.48        2.10
First Principal Payment Date           5/25/16       2/25/10       5/25/06      12/25/04      1/25/04      7/25/03      3/25/03
Last Principal Payment Date            3/25/26       2/25/16       10/25/11      1/25/08      2/25/06      1/25/05     11/25/03
Payment Windows (mos.)                   119            73            66           38            26           19           9

AF-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           7.033         7.020         7.008         6.993        6.973        6.951        6.910
Average Life (yrs.)                     27.36         14.91         10.57         7.85          5.91         4.64        3.31
Modified Duration                       11.87          9.00          7.26         5.86          4.69         3.84        2.86
First Principal Payment Date           3/25/26       2/25/16       10/25/11      1/25/08      2/25/06      1/25/05     11/25/03
Last Principal Payment Date            7/25/29       2/25/16       10/25/11      2/25/09      6/25/07      5/25/06      7/25/05
Payment Windows (mos.)                   41             1             1            14            17           17          21


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)

AF-6 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100%                            6.435         6.414         6.408         6.402        6.393        6.382        6.369
Average Life (yrs.)                     12.64          7.94          7.06         6.40          5.62         4.94        4.30
Modified Duration                       8.31           5.92          5.44         5.06          4.57         4.11        3.65
First Principal Payment Date           4/25/04       4/25/04       4/25/04       4/25/04      6/25/04      10/25/04     1/25/05
Last Principal Payment Date            2/25/16       2/25/16       10/25/11      2/25/09      6/25/07      5/25/06      7/25/05
Payment Windows (mos.)                   143           143            91           59            37           20           7

MF-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           7.128         7.110         7.092         7.072        7.053        7.039        7.031
Average Life (yrs.)                     19.20         11.06          7.74         5.84          4.72         4.13        3.86
Modified Duration                       9.98           7.28          5.67         4.57          3.85         3.46        3.27
First Principal Payment Date           2/25/16       1/25/07       4/25/05       4/25/04      5/25/04      6/25/04      8/25/04
Last Principal Payment Date            7/25/29       2/25/16       10/25/11      2/25/09      6/25/07      5/25/06      7/25/05
Payment Windows (mos.)                   162           110            79           59            38           24          12

MF-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           7.383         7.365         7.346         7.325        7.305        7.288        7.276
Average Life (yrs.)                     19.19         11.06          7.74         5.84          4.70         4.06        3.68
Modified Duration                       9.78           7.18          5.62         4.53          3.81         3.38        3.12
First Principal Payment Date           2/25/16       1/25/07       4/25/05       4/25/04      4/25/04      5/25/04      5/25/04
Last Principal Payment Date            7/25/29       2/25/16       10/25/11      2/25/09      6/25/07      5/25/06      7/25/05
Payment Windows (mos.)                   162           110            79           59            39           25          15

BF-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           7.883         7.864         7.844         7.822        7.800        7.781        7.767
Average Life (yrs.)                     18.95         11.06          7.74         5.84          4.69         4.02        3.61
Modified Duration                       9.39           7.00          5.51         4.46          3.76         3.32        3.03
First Principal Payment Date           2/25/16       1/25/07       4/25/05       4/25/04      4/25/04      4/25/04      4/25/04
Last Principal Payment Date           12/25/28       2/25/16       10/25/11      2/25/09      6/25/07      5/25/06      7/25/05
Payment Windows (mos.)                   155           110            79           59            39           26          16


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)

AV-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                     20.07          4.62          3.28         2.54          2.04         1.63        1.41
First Principal Payment Date           4/25/01       4/25/01       4/25/01       4/25/01      4/25/01      4/25/01      4/25/01
Last Principal Payment Date            7/25/29       2/25/16       10/25/11      2/25/09      6/25/07      5/25/06     12/25/03
Payment Windows (mos.)                   340           179           127           95            75           62          33

MV-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                     27.04          8.68          5.98         4.68          4.21         4.46        3.90
First Principal Payment Date           4/25/25       7/25/05       4/25/04       6/25/04      8/25/04      12/25/04    12/25/03
Last Principal Payment Date            7/25/29       2/25/16       10/25/11      2/25/09      6/25/07      5/25/06      7/25/05
Payment Windows (mos.)                   52            128            91           57            35           18          20

MV-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                     27.04          8.68          5.98         4.64          4.00         3.76        3.42
First Principal Payment Date           4/25/25       7/25/05       4/25/04       4/25/04      5/25/04      7/25/04      4/25/04
Last Principal Payment Date            7/25/29       2/25/16       10/25/11      2/25/09      6/25/07      5/25/06      7/25/05
Payment Windows (mos.)                   52            128            91           59            38           23          16

BV-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                     27.04          8.60          5.88         4.53          3.86         3.52        3.15
First Principal Payment Date           4/25/25       7/25/05       4/25/04       4/25/04      4/25/04      5/25/04      2/25/04
Last Principal Payment Date            7/25/29       2/25/16       10/25/11      2/25/09      6/25/07      4/25/06      6/25/05
Payment Windows (mos.)                   52            128            91           59            39           24          17


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)


AF-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           7.035         7.050         7.104         7.123        7.100        7.028        6.915
Average Life (yrs.)                     27.67         16.72         14.21         11.38         8.28         5.58        3.34
Modified Duration                       11.92          9.52          8.72         7.52          5.92         4.38        2.88
First Principal Payment Date           3/25/26       2/25/16       6/25/12       1/25/08      2/25/06      1/25/05     11/25/03
Last Principal Payment Date           12/25/30       2/25/27       7/25/21       1/25/17      2/25/16      5/25/14     12/25/05
Payment Windows (mos.)                   58            133           110           109          121          113          26

AF-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           6.435         6.414         6.408         6.404        6.402        6.402        6.399
Average Life (yrs.)                     12.64          7.94          7.16         6.71          6.49         6.44        6.19
Modified Duration                       8.31           5.92          5.49         5.22          5.10         5.07        4.91
First Principal Payment Date           4/25/04       4/25/04       4/25/04       4/25/04      6/25/04      10/25/04     1/25/05
Last Principal Payment Date            2/25/16       2/25/16       2/25/16       2/25/16      2/25/16      2/25/14      3/25/12
Payment Windows (mos.)                   143           143           143           143          141          113          87


MF-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           7.128         7.117         7.124         7.123        7.112        7.099        7.090
Average Life (yrs.)                     19.26         11.34          8.55         6.71          5.44         4.71        4.35
Modified Duration                       9.99           7.37          6.01         4.99          4.25         3.81        3.59
First Principal Payment Date           2/25/16       1/25/07       4/25/05       4/25/04      5/25/04      6/25/04      8/25/04
Last Principal Payment Date            7/25/30       9/25/21       5/25/16       2/25/16      8/25/13      6/25/11     10/25/09
Payment Windows (mos.)                   174           177           134           143          112           85          63

MF-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           7.383         7.367         7.377         7.371        7.357        7.342        7.330
Average Life (yrs.)                     19.21         11.15          8.53         6.59          5.31         4.55        4.10
Modified Duration                       9.79           7.21          5.93         4.89          4.15         3.68        3.39
First Principal Payment Date           2/25/16       1/25/07       4/25/05       4/25/04      4/25/04      5/25/04      5/25/04
Last Principal Payment Date            2/25/30       8/25/18       2/25/16      11/25/14      2/25/12      3/25/10      9/25/08
Payment Windows (mos.)                   169           140           131           128           95           71          53


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)

BF-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                           7.883         7.864         7.866         7.850        7.833        7.815        7.801
Average Life (yrs.)                     18.95         11.07          8.27         6.27          5.05         4.31        3.85
Modified Duration                       9.39           7.00          5.71         4.67          3.96         3.49        3.19
First Principal Payment Date           2/25/16       1/25/07       4/25/05       4/25/04      4/25/04      4/25/04      4/25/04
Last Principal Payment Date           12/25/28       4/25/16       11/25/15      5/25/12      2/25/10      7/25/08      5/25/07
Payment Windows (mos.)                   155           112           128           98            71           52          38

AV-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                     20.18          4.78          3.37         2.60          2.08         1.66        1.41
First Principal Payment Date           4/25/01       4/25/01       4/25/01       4/25/01      4/25/01      4/25/01      4/25/01
Last Principal Payment Date            3/25/31       9/25/25       8/25/18       2/25/14      3/25/11      3/25/09     12/25/03
Payment Windows (mos.)                   360           294           209           155          120           96          33

MV-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                     27.34          9.03          6.17         4.81          4.31         4.54        4.22
First Principal Payment Date           4/25/25       7/25/05       4/25/04       6/25/04      8/25/04      12/25/04    12/25/03
Last Principal Payment Date            2/25/31       4/25/22       9/25/15      11/25/11      7/25/09      11/25/07     9/25/07
Payment Windows (mos.)                   71            202           138           90            60           36          46

MV-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                     27.33          8.90          6.08         4.70          4.04         3.79        3.44
First Principal Payment Date           4/25/25       7/25/05       4/25/04       4/25/04      5/25/04      7/25/04      4/25/04
Last Principal Payment Date            1/25/31       2/25/20       2/25/14       9/25/10      8/25/08      3/25/07      2/25/06
Payment Windows (mos.)                   70            176           119           78            52           33          23

BV-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                         0%            50%           75%          100%          125%         150%        175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                     27.31          8.62          5.88         4.53          3.86         3.52        3.15
First Principal Payment Date           4/25/25       7/25/05       4/25/04       4/25/04      4/25/04      5/25/04      2/25/04
Last Principal Payment Date           10/25/30       2/25/17       12/25/11      2/25/09      6/25/07      4/25/06      6/25/05
Payment Windows (mos.)                   67            140            93           59            39           24          17


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         SAXON ASSET SECURITIES TRUST
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
         $470,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          GROUP II AVAILABLE FUNDS CAP


--------------------------------------------  -------------------------------------------  ----------------------------------------
  Period    Pay     Available   Available      Period    Pay     Available   Available     Period    Pay     Available  Available
            Date    Funds Cap   Funds Cap*               Date    Funds Cap   Funds Cap*              Date    Funds Cap  Funds Cap*
--------------------------------------------  -------------------------------------------  ----------------------------------------
    1      4/25/01     9.33        9.33          37     4/25/04     11.32      13.93       73       4/25/07     10.84     17.00
    2      5/25/01     8.81        8.81          38     5/25/04     11.55      14.38       74       5/25/07     11.21     17.56
    3      6/25/01     8.93        8.93          39     6/25/04     11.22      14.19       75       6/25/07     10.84     17.00
    4      7/25/01     9.28        9.28          40     7/25/04     11.60      14.66       76       7/25/07     11.21     17.56
    5      8/25/01     9.03        9.03          41     8/25/04     10.97      13.91       77       8/25/07     10.85     17.00
    6      9/25/01     9.08        9.08          42     9/25/04     10.95      14.64       78       9/25/07     10.87     17.02
    7     10/25/01     9.56        9.56          43    10/25/04     11.27      15.07       79      10/25/07     11.26     17.63
    8     11/25/01     9.31        9.31          44    11/25/04     10.85      14.70       80      11/25/07     10.92     17.10
    9     12/25/01     9.67        9.67          45    12/25/04     11.21      15.39       81      12/25/07     11.31     17.71
    10     1/25/02     9.41        9.41          46     1/25/05     10.85      14.90       82       1/25/08     10.98     17.18
    11     2/25/02     9.45        9.45          47     2/25/05     10.85      14.89       83       2/25/08     11.00     17.23
    12     3/25/02    10.49       10.49          48     3/25/05     12.01      17.30       84       3/25/08     11.80     18.46
    13     4/25/02     9.67        9.67          49     4/25/05     10.84      15.63       85       4/25/08     11.07     17.32
    14     5/25/02    10.02       10.02          50     5/25/05     11.21      16.31       86       5/25/08     11.47     17.95
    15     6/25/02     9.72        9.72          51     6/25/05     10.84      15.98       87       6/25/08     11.13     17.42
    16     7/25/02    10.07       10.07          52     7/25/05     11.21      16.51       88       7/25/08     11.54     18.06
    17     8/25/02     9.77        9.77          53     8/25/05     10.84      15.98       89       8/25/08     11.21     17.53
    18     9/25/02     9.79        9.79          54     9/25/05     10.84      16.31       90       9/25/08     11.25     17.59
    19    10/25/02    10.14       10.14          55    10/25/05     11.21      16.85       91      10/25/08     11.67     18.24
    20    11/25/02     9.83        9.83          56    11/25/05     10.84      16.39       92      11/25/08     11.33     17.72
    21    12/25/02    10.21       10.27          57    12/25/05     11.21      17.05       93      12/25/08     11.76     18.38
    22     1/25/03    10.13       10.19          58     1/25/06     10.84      16.50       94       1/25/09     11.42     17.86
    23     2/25/03    10.13       10.19          59     2/25/06     10.84      16.50       95       2/25/09     11.47     17.93
    24     3/25/03    11.45       12.25          60     3/25/06     12.01      18.58
    25     4/25/03    10.32       11.05          61     4/25/06     10.84      16.78
    26     5/25/03    10.72       11.61          62     5/25/06     11.21      17.40
    27     6/25/03    10.40       11.44          63     6/25/06     10.84      16.91
    28     7/25/03    10.96       12.03          64     7/25/06     11.21      17.47
    29     8/25/03    10.59       11.63          65     8/25/06     10.84      16.91
    30     9/25/03    10.58       12.13          66     9/25/06     10.84      16.96
    31    10/25/03    10.57       12.09          67    10/25/06     11.21      17.52
    32    11/25/03    11.19       12.77          68    11/25/06     10.84      16.98
    33    12/25/03    11.53       13.34          69    12/25/06     11.21      17.56
    34     1/25/04    11.11       12.85          70     1/25/07     10.84      17.00
    35     2/25/04    11.14       12.88          71     2/25/07     10.84      17.00
    36     3/25/04    12.07       14.85          72     3/25/07     12.01      18.82
--------------------------------------------  -------------------------------------------  ----------------------------------------

* Assumes the 6 month LIBOR and 1Y CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and run at the pricing speed to call.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.